                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of August 28, 2001 is by and between BUCA, INC., a Minnesota corporation (the "Borrower"), the banks which are signatories hereto (individually, a "Bank" and, collectively, the "Banks"), BANK OF AMERICA, N.A., a national banking association ("BofA"), as one of the Banks and as agent
                                       ----
for the Banks (in such capacity, the "Agent"), FLEET NATIONAL BANK, a national banking association ("Fleet"), as one of the Banks, and BRANCH BANKING AND TRUST
                      -----
COMPANY, a North Carolina banking corporation ("Branch"), as one of the Banks.
                                                ------

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties do hereby agree as follows:

                                   ARTICLE I
                       DEFINITIONS AND ACCOUNTING TERMS

     Section 1.1  Defined Terms.  As used in this Agreement the following terms
                  -------------
shall have the following respective meanings (and such meanings shall be equally applicable to both the singular and plural form of the terms defined, as the context may require):

     "Adjusted Eurodollar Rate":  With respect to each Interest Period
      ------------------------
applicable to a Eurodollar Rate Advance, the rate (rounded upward, if necessary, to the next one hundredth of one percent) determined by dividing the Eurodollar Rate for such Interest Period by 1.00 minus the Eurodollar Reserve Percentage.

     "Advance":  Any portion of the outstanding Revolving Loans by a Bank as to
      -------
which one of the available interest rate options and, if pertinent, an Interest Period, is applicable. An Advance may be a Eurodollar Rate Advance or a Reference Rate Advance.

     "Advance Date":  The date of the making of any Advance hereunder.
      ------------

     "Affiliate":  When used with reference to any Person, (a) each Person that,
      ---------
directly or indirectly, controls, is controlled by or is under common control with, the Person referred to, (b) each Person which beneficially owns or holds, directly or indirectly, five percent or more of any class of voting Equity Interests of the Person referred to, (c) each Person, five percent or more of the voting Equity Interest of which is beneficially owned or held, directly or indirectly, by the Person referred to, and (d) each of such Person's officers, directors, joint venturers, governors and partners (both general and limited). The term control (including the terms "controlled by" and "under common control with") means the possession, directly, of the power to direct or cause the direction of the management and policies of the Person in question.

     "Agent":  As defined in the opening paragraph hereof.
      -----
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          "Annualized EBITDA": For any date of determination, the product of (a)
           -----------------
EBITDA for the immediately preceding six-fiscal month period, times (b) two.
                                                              -----

          "Applicable Fee Percentage": The Applicable Fee Percentage set forth
           -------------------------
in the table below as in effect from time to time determined based on the Cash Flow Leverage Ratio calculated as of the end of the most recent fiscal quarter of the Borrower for which the Borrower has furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable (adjustments to the Applicable Fee Percentage to become effective as of the first day of the month following receipt of the financial statements required under Section 5.1(a) or 5.1(d), as applicable):

     Cash Flow Leverage Ratio            Applicable Fee Percentage
     ------------------------            -------------------------

     Less than or equal to 2.25                     0.25%

     Greater than 2.25 to 1.00                      0.50%


Notwithstanding the foregoing, if the Borrower has not furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable, for any fiscal quarter by the required date, the Applicable Fee Percentage shall be calculated as if the Cash Flow Leverage Ratio as of the end of such fiscal quarter was greater than 2.25 to 1.00 for the period from the first day of the fiscal quarter first occurring after such required date until the first day of the month following the month in which such financial statements and reports are delivered.

          "Applicable Lending Office":  For each Bank and for each type of
           -------------------------
Advance, the office of such Bank identified on the signature pages hereof or such other domestic or foreign office of such Bank (or of an Affiliate of such Bank) as such Bank may specify from time to time, by notice given pursuant to
Section 9.4 to the Agent and the Borrower as the office by which its Advances of such type are to be made and maintained.

     "Applicable Margin":  Subject to the provisions of 2.5(a), the
     -----------------
Applicable Margin set forth in the table below as in effect from time to time determined based on the Cash Flow Leverage Ratio calculated as of the end of the most recent fiscal quarter of the Borrower for which the Borrower has furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable (adjustments to the Applicable Margin to become effective as of the first day of the month following receipt of the financial statements required under Section 5.1(a) or 5.1(d), as applicable):

                                               Reference
                                                 Rate         Eurodollar
      Cash Flow Leverage Ratio                 Advances        Advances
      ------------------------                 --------        --------

      Less than or equal to 2.25 to 1.00         0.00%          1.500%
      Greater than 2.25 to 1.00                  0.50%          2.000%


Notwithstanding the foregoing, if the Borrower has not furnished the financial statements and reports required under Section 5.1(a) or 5.1(d), as applicable, for any fiscal quarter by the required date, the Applicable Margin shall be calculated as if the Cash Flow Leverage Ratio as of

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the end of such fiscal quarter was greater than 2.25 to 1.00 for the period from the first day of the fiscal quarter first occurring after such required date until the first day of the month following the month in which such financial statements and reports are delivered.

          "Arranger": Banc of America Securities, LLC, in its capacity as lead
           --------
arranger and book manager.

          "Average Annual Comparable Restaurant Sales Growth":  For any date of
           -------------------------------------------------
determination, the percentage annual increase in Total Restaurant Sales for Comparable Restaurants calculated by comparing (a) Total Restaurant Sales for Comparable Restaurants for the twelve consecutive fiscal months ended on such date of determination, to (b) Total Restaurant Sales for Comparable Restaurants for the 12 consecutive fiscal months ended on the last day of the fiscal month which ended 12 fiscal months prior to such date of determination, in each case determined on a consolidated basis in accordance with GAAP.

          "Average Restaurant Annual Cash Flow":  For any date of determination,
           -----------------------------------
(a) the sum of (i) the aggregate Restaurant Net Income of the Borrower and the Subsidiaries for the immediately preceding twelve-fiscal month period, plus (ii)
                                                                       ----
Interest Expense, depreciation and amortization, and Corporate Overhead Expense for the immediately preceding twelve-fiscal month period, plus (iii) Pre-Opening
                                                          ----
Expense, if any, charged to Restaurants for the immediately preceding twelve-fiscal month period (in an amount not to exceed $200,000 per Restaurant),

divided by (b) the number of Restaurants open during the entire thirteen fiscal
-------
months prior to such determination date, in each case determined on a consolidated basis in accordance with GAAP.

          "Bank": As defined in the opening paragraph hereof.
           ----

          "Board": The Board of Governors of the Federal Reserve System or any
           -----
successor thereto.

          "BofA": Bank of America, N.A., a national banking association.
           ----


          "Borrower": As defined in the opening paragraph hereof.
           --------


          "Borrowing Base": The product of (a) Annualized EBITDA times (b) 2.00.
           --------------                                        -----

          "Borrowing Base Deficiency":  At the time of any determination, the
           -------------------------
amount, if any, by which Total Revolving Outstandings at such time exceed the Borrowing Base as determined as of the end of the most recently completed fiscal month for which the Borrower has furnished the financial statements and reports required under 5.1(c).

          "Branch": Branch Banking and Trust Company, a North Carolina banking
           ------
corporation.

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          "Business Day":  Any day other than a Saturday, Sunday, or other day
           ------------
on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state where the Agent's office is located.

          "Capital Expenditures":  For any period, the sum of all amounts that
           --------------------
would, in accordance with GAAP, be included as additions to property, plant and equipment on a consolidated statement of cash flows for the Borrower and the Subsidiaries during such period, in respect of (a) the acquisition, construction, improvement, replacement or betterment of land, buildings, machinery, equipment or of any other fixed assets or leaseholds, (b) to the extent related to and not included in (a) above, materials and contract labor (excluding expenditures properly chargeable to repairs or maintenance in accordance with GAAP), and (c) other capital expenditures and other uses recorded as capital expenditures or similar terms having substantially the same effect.

          "Capitalized Lease":  A lease of (or other agreement conveying the
           -----------------
right to use) real or personal property with respect to which at least a portion of the rent or other amounts thereon constitute Capitalized Lease Obligations.

          "Capitalized Lease Obligations":  As to any Person, the obligations of
           -----------------------------
such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

          "Cash Flow Leverage Ratio": For any date of determination, the ratio
           ------------------------
of

     (a)  the sum (without duplication) of

          (i) the aggregate principal amount as of that date of all outstanding Capitalized Lease Obligations of the Borrower and the Subsidiaries and that portion of Total Liabilities bearing interest, plus (ii) the
                                                              ----
          product of (A) Operating Lease Payments for the immediately preceding six-fiscal month period, times (B) two, times (C) eight,
                                   -----          -----

          to

     (b)  the sum of

          (i) Annualized EBITDA, plus (ii) the product of (A) Operating Lease
                                 ----
          Payments for the immediately preceding six-fiscal month period, times
                                                                          -----
          (B) two,

in each case, determined on a consolidated basis in accordance with GAAP.

          "Century Bank":  Century Bank, a national banking association.
           ------------

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          "Century Bank Letter of Credit":  Letter of Credit No.  269, dated
           -----------------------------
March 16, 1998 issued by Century Bank for the account of the Borrower in the face amount of $125,000 and naming Six Point Co., as beneficiary, with an expiration date of March 13, 2009.

          "Change of Control":  The first day on which a majority of the members
           -----------------
of the Board of Directors of the Borrower are not Continuing Directors. "Continuing Directors" means any member of the Board of Directors of the Borrower who (i) was a member of such Board on the date of this Agreement, or
(ii) was nominated for election or elected or appointed to such Board by the Board of Directors of the Borrower at a time when a majority of the Board of Directors of the Borrower consisted of Continuing Directors.

          "Closing Date":  August 28, 2001.
           ------------

          "Code":  The Internal Revenue Code of 1986, as amended.
           ----

          "Commitments":  The Revolving Commitment of each Bank.
           -----------

          "Comparable Restaurant":  Each Restaurant continuously owned and
           ---------------------
operated by the Borrower or a Subsidiary during the 24 fiscal months of the Borrower prior to the date of determination.

          "Compliance Certificate":  A certificate in the form of Exhibit
           ----------------------
5.1(e).

          "Continent Obligation":  With respect to any Person at the time of any
           --------------------
determination, without duplication, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or otherwise: (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any direct or indirect security therefor, (b) to purchase property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (c) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness or otherwise to protect the owner thereof against loss in respect thereof, or (d) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such Indebtedness or to protect the owner against loss in respect thereof; provided, that the term "Contingent Obligation" shall not include endorsements for collection or deposit, in each case in the ordinary course of business.

          "Corporate Overhead Expense":  For any month of the Borrower's Fiscal
           --------------------------
Year, all expenses of the Borrower and the Subsidiaries during such period which are not properly allocable to the restaurants including, but not limited to, compensation and benefit expenses for corporate staff; rent, occupancy and telephone expenses for corporate offices; professional fees; travel and entertainment expense; market-wide advertising expenses; automobile expense; and other general administrative expenses attributable to corporate functions. Corporate Overhead

Expense shall not include depreciation, amortization, interest expense or the Revolving Commitment Fees.

          "Current Liabilities":  As of any date, the consolidated current
           -------------------
liabilities of the Borrower and the Subsidiaries, determined in accordance with GAAP.

          "Default":  Any event which, with the giving of notice (whether such
           -------
notice is required under Section 7.1, or under some other provision of this Agreement, or otherwise) or lapse of time, or both, would constitute an Event of Default.

          "Defaulting Bank":  At any time, any Bank that, at such time (a) has
           ---------------
failed to make an Advance required pursuant to the terms of this Agreement, including the funding of any participation in accordance with the terms of this Agreement, (b) has failed to pay to the Agent or any Bank an amount owed by such Bank pursuant to the terms of this Agreement, or (c) has been deemed insolvent or has become subject to a bankruptcy, receivership or insolvency proceeding, or to a receiver, trustee or similar official.

          "Dollar" and "$":  Lawful money of the United States of America.
           ------       -

          "EBIT":  For any period of determination, the consolidated net income
           ----
of the Borrower and the Subsidiaries before deductions, without duplication, for

          (a) income taxes, and

          (b) Interest Expense,

all as determined in accordance with GAAP.

          "EBITDA":  For any period of determination, the consolidated net
           ------
income of the Borrower and the Subsidiaries, excluding net income from each Subsidiary to the extent such Subsidiary is restricted in its ability to pay dividends or other distributions of such net income to the Borrower or another Subsidiary which is its direct parent, before deductions, without duplication, for

          (a) income taxes,

          (b) Interest Expense, and

          (c) depreciation and amortization,

all as determined in accordance with GAAP.

          "Equity lnterests":  Ownership or equity interests (including, without
           ----------------
limitation, an interest in the profits of any entity) in any corporation, limited liability company, association, partnership (whether general or limited), limited liability partnership, joint venture, trust, or business trust.

          "ERISA":  The Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "ERISA Affiliate":  Any trade or business (whether or not
           ---------------
incorporated) that is a member of a group of which the Borrower is a member and which is treated as a single employer under Section 414 of the Code.

          "Eurodollar Business Day":  A Business Day on which dealings in Dollar
           -----------------------
deposits are conducted by and between banks in the interbank Eurodollar market.

          "Eurodollar Rate":  With respect to each Interest Period applicable to
           ---------------
a Eurodollar Rate Advance, the average offered rate for deposits in United States dollars (rounded upward, if necessary, to the nearest 1/100 of 1%) for delivery of such deposits on the first day of such Interest Period, for the number of days in such Interest Period, which appears on the Reuters Screen LIBO page as of 11:00 AM, London time (or such other time as of which such rate appears) two Eurodollar Business Days prior to the first day of such Interest Period, or the rate for such deposits determined by the Agent at such time based on such other published service of general application as shall be selected by the Agent for such purpose (including without limitation the Telerate page
3750); provided, that in lieu of determining the rate in the foregoing manner, the Agent may determine the rate based on rates at which Dollar deposits are offered to the Agent in the interbank Eurodollar market at such time for delivery in Immediately Available Funds on the first day of such Interest Period, for the number of days in such interest period, in an amount approximately equal to the Advance by the Agent to which such Interest Period is to apply (rounded upward, if necessary, to the nearest 1/100 of 1%). "Reuters Screen LIBO page" means the display designated as page "LIBO" on the Reuters Monitor Money Rate Screen (or such other page as may replace the LIBO page on such service for the purpose of displaying London interbank offered rates of major banks for Dollar deposits).

          "Eurodollar Rate Advance":  An Advance with respect to which the
           -----------------------
interest rate is determined by reference to the Adjusted Eurodollar Rate.

          "Eurodollar Reserve Percentage":  As of any day, that percentage
           -----------------------------
(expressed as a decimal) which is in effect on such day, as prescribed by the Board for determining the maximum reserve requirement (including any basic, supplemental or emergency reserves) for a member bank of the Federal Reserve System, with deposits comparable in amount to those held by the Agent, in respect of "Eurocurrency Liabilities" as such term is defined in Regulation D of the Board. The rate of interest applicable to any outstanding Eurodollar Rate Advances shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Excluded Equity Issuances": As defined in Section 2.6(b)(i).
           -------------------------

          "Event of Default":  Any event described in Section 7.1.
           ----------------

          "Exchange Act":  As defined in Section 4.23.
           ------------

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          "Excluded Account":  As defined in Section 6.25.
           ----------------

          "Existing Credit Agreement":  The Credit Agreement dated as of
           -------------------------
September 27, 1999 between U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and the Borrower, as amended by that First Amendment to Credit Agreement dated as of October 21, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, that Second Amendment to Credit Agreement dated as of December 24, 1999, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and BankBoston, N.A., as Co-Agent and as a Bank, that Third Amendment to Credit Agreement dated as of March 3, 2000, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, and Fleet National Bank (formerly known as BankBoston, N.A.), as Co-Agent and as a Bank, that Fourth Amendment to Credit Agreement dated as of December 7, 2000, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, Fleet National Bank (formerly known as BankBoston, N.A.), as Co-Agent and as a Bank, and Branch Banking and Trust Company, as Co-Agent and a Bank, and that Fifth Amendment to Credit Agreement dated as of February 9, 2001, among U.S. Bank National Association, as Agent and as a Bank, Bank of America, N.A., as Co-Agent and as a Bank, Fleet National Bank (formerly known as BankBoston, N.A.), as Co-Agent and as a Bank, and Branch Banking and Trust Company, as Co-Agent and a Bank.

          "Existing Indebtedness":  All obligations of the Borrower under the
           ---------------------
Existing Credit Agreement and the "Loan Documents" (as defined in the Existing Credit Agreement).

          "Federal Funds Rate":  For any day, the rate per annum (rounded
           ------------------
upwards to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for
--------
such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to BofA on such day on such transactions as determined by the Agent.

          "Fiscal Year":  The fiscal year of the Borrower, which ends on the
           ------------
last Sunday of each December. The fiscal quarters and the fiscal months of the Borrower through December 31, 2003 are set forth in Schedule 1.1-1.

          "Fixed Charge Coverage Ratio":  For any date of determination, the
           ---------------------
ratio of

     (a)  the sum of (i) Annualized EBITDA, plus (ii) the product of (A)
                                            ----
          Operating Lease Payments for the immediately preceding six-fiscal month period, times (B) two,
                        -----

          to

     (b) the sum (without duplication) of (i) the product of (A) Interest Expense for the immediately preceding six-fiscal month period, times
                                                                         -----
          (B) two, plus (ii) all required principal payments with respect to
                   ----
          Total Liabilities (including but not limited to all such payments with respect to Capitalized Lease Obligations of the Borrower and the Subsidiaries) for the immediately preceding twelve-fiscal month period, plus (iii) the product of (A) Operating Lease Payments for the
                  ----
          immediately preceding six-fiscal month period, times (B) two, plus
                                                         -----          ----
          (iv) the product of (A) $50,000, and (B) the number of restaurants operating as of the date of determination, plus (v) the product of (A)
                                                     ----
          income taxes of the Borrower and the Subsidiaries accrued for the immediately preceding six-fiscal month period, times (B) two,
                                                         -----

in each case determined on a consolidated basis in accordance with GAAP.

          "Fleet":  Fleet National Bank, a national banking association.
           -----

          "Foreign Subsidiary":  A Subsidiary organized in a jurisdiction other
           ------------------
than a jurisdiction in the United States of America.

          "GAAP":  Generally accepted accounting principles set forth in the
           ----
opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of any date of determination.

          "Guarantors":  The Persons listed on Schedule l.l-2 or any other
           ----------
Subsidiaries who may hereafter guaranty the Obligations.

          "Guaranty":  Any of the guaranties of any Guarantor in the form of
           --------
Exhibit 1.1-1, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time.

          "Holding Account":  A deposit account belonging to the Agent for the
           ---------------
benefit of the Banks into which the Borrower may be required to make deposits pursuant to the provisions of this Agreement, such account to be under the sole dominion and control of the Agent and not subject to withdrawal by the Borrower, with any amounts therein to be held for application toward payment of any outstanding Letters of Credit when drawn upon. The Holding Account shall be a money market savings account or substantial equivalent (or other appropriate investment medium as the Borrower may from time to time request and to which the Agent in its sole discretion shall have consented) and shall bear interest in accordance with the terms of similar accounts held by the Agent for its customers.

          "Immediately Available Funds":  Funds with good value on the day and
           ---------------------------
in the city in which payment is received.

          "Indebtedness":  With respect to any Person at the time of any
           ------------
determination, without duplication: (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid or accrued (other than trade payables), (d) all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person,
(e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade payables), (f) all obligations of others secured by any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Capitalized Lease Obligations of such Person, (h) all obligations of such Person in respect of interest rate protection agreements, (i) all obligations of such Person, actual or contingent, as an account party in respect of letters of credit or bankers' acceptances, (j) all Contingent Obligations of such Person, and (k) all obligations of any partnership or joint venture of a nature described in clauses (a) through (j) above as to which such Person is or may become personally liable as a partner or joint venturer.

          "Interest/Operating Lease Payments Coverage Ratio":  For any date of
           ------------------------------------------------
determination, the ratio of

     (a) the product of (i) the sum of the following for the immediately preceding six-fiscal month period (A) EBIT, plus (B) Pre-Opening
                                                      ----
          Expense (in an amount not to exceed $200,000 per Restaurant), plus (C)
                                                                        ----
          Operating Lease Payments, times (ii) two,
                                    -----

          to

     (b) the product of (i) the sum of the following for the immediately preceding six-fiscal month period (A) Interest Expense, plus (B)
                                                                  ----
          Operating Lease Payments, times (ii) two;
                                    -----

in each case determined on a consolidated basis in accordance with GAAP.

          "Interest Expense":  For any period of determination, the aggregate
           ----------------
consolidated amount, without duplication, of interest accrued in respect of any Indebtedness of the Borrower and the Subsidiaries, including (a) all but the principal component of payments in respect of conditional sale contracts, Capitalized Leases and other title retention agreements, (b) commissions, discounts and other fees and charges with respect to letters of credit and bankers' acceptance financings, and (c) net costs under interest rate protection agreements, in each case determined in accordance with GAAP.

          "Interest Period":  With respect to each Eurodollar Rate Advance, the
           ---------------
period commencing on the date of such Advance or on the last day of the immediately preceding Interest Period, if any, applicable to an outstanding Advance and ending one, two or three months thereafter, as the Borrower may elect in the applicable notice of borrowing, continuation or conversion; provided that:
-------------

          (a) Any Interest Period that would otherwise end on a day which is not a Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Eurodollar Business Day;

          (b) Any Interest Period that begins on the last Eurodollar Business Day of a calendar month (or a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (c) Any Interest Period that would otherwise end after the Revolving Commitment Ending Date shall end on the Revolving Commitment Ending Date.

          "Investment":  The acquisition, purchase, making or holding of any
           ----------
stock or other security, any loan, advance, contribution to capital or extension of credit (except for trade and customer accounts receivable for inventory sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms), any acquisitions of real or personal property (other than real and personal property acquired in the ordinary course of business, including real property and Restaurant equipment acquired in anticipation of any sale leaseback transaction involving such property) and any purchase or commitment or option to purchase stock or other debt or equity securities of or any interest in another Person or any integral part of any business of another Person or all or substantially all of the assets comprising any such business or integral part thereof. The amount of any Investment shall be the original cost of such Investment plus the cost of all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment.

          "Key Employee Share Ownership Plan":  A Plan pursuant to which a
           ---------------------------------
participant would be granted, as or in lieu of salary or bonuses or in exchange for account balances in nonqualified deferred compensation plans, an option to purchase from the Borrower certain shares of or interests in mutual funds, public corporations or other offered Investments.

          "LC Bank":  BofA or, from time to time, the Bank approved by such
           -------
Bank, the Borrower and the Agent that issues the Letters of Credit, in its capacity as such issuer.

          "Letter of Credit":  Any Letter of Credit issued by the LC Bank for
           ----------------
the account of the Borrower pursuant to the terms of this Agreement.

          "Letter of Credit Commitment":  $1,000,000.
           ---------------------------

          "Letter of Credit Fee":  As defined in Section 2.8(c).
           --------------------

          "Letter of Credit Obligations":  At the time of any determination, the
           ----------------------------
aggregate amount available to be drawn on all outstanding Letters of Credit plus all Unpaid Drawings with respect to any Letter of Credit on such date.

          "Lien":  With respect to any Person, any security interest, mortgage,
           ----
pledge, lien, charge, encumbrance, title retention agreement or analogous instrument or device (including the interest of each lessor under any Capitalized Lease), in, of or on any assets or properties of such Person, now owned or hereafter acquired, whether arising by agreement or operation of law.

          "Liquor License Entities":  As defined in Section 5.15.
           -----------------------

          "Loan":  The Revolving Loan.
           ----

          "Loan Documents":  All agreements, instruments and documents
           --------------
heretofore, herewith or hereafter executed and delivered by the Borrower or any Subsidiary pursuant to, or in connection with, this Agreement, including, without limitation, this Agreement, the Notes and each Security Document, together with any subordination agreements, powers of attorney, consents, assignments, contracts, notices, financing statements and any and all other writings pursuant to or in aid of any of the foregoing.

          "Majority Banks":  At any time, Banks other than the Defaulting Banks
           --------------
whose Revolving Percentages aggregate at least 66% (with Revolving Percentages being computed without reference to the Revolving Commitment Amounts of Defaulting Banks).

          "Material Adverse Occurrence":  Any occurrence of whatsoever nature
           ---------------------------
(including, without limitation, any adverse determination in any litigation, arbitration, or governmental investigation or proceeding) which (a) has materially adversely affected the present, or which is reasonably likely to materially adversely affect the prospective, financial condition or operations of the Borrower and the Subsidiaries, taken as a whole, or (b) impairs the ability of the Borrower or the Subsidiaries, taken as a whole, to perform their respective obligations under the Loan Documents or any writing executed pursuant thereto.

          "Multiemployer Plan":  A multiemployer plan, as such term is defined
           ------------------
in Section 4001 (a) (3) of ERISA, which is maintained (on the Closing Date, within the five years preceding the Closing Date, or at any time after the Closing Date) for employees of the Borrower or any ERISA Affiliate.

          "Net Worth":  As of any date of determination, the sum of the amounts
           ---------
set forth on the consolidated balance sheet of the Borrower as common stock, preferred stock, additional paid-in capital and retained earnings of the Borrower and the Subsidiaries (excluding treasury stock), less the book value set forth on such balance sheet of all intangible assets of the Borrower and its Subsidiaries, including all such items as goodwill, trademarks, trade names, service marks, copyrights, patents, licenses, unamortized debt discount and expenses and the excess of the purchase price of the assets of any business acquired by the Borrower or any of its Subsidiaries over the book value of such assets.

          "Note":  A Revolving Note.
           ----

          "Obligations":  The Borrower's obligations in respect of the due and
           -----------
punctual payment of principal and interest on the Notes and Unpaid Drawings when and as due, whether by acceleration or otherwise, and all fees (including Revolving Commitment
Fees), expenses, indemnities, reimbursements and other obligations of the Borrower under this Agreement or any other Loan Document, in all cases whether now existing or hereafter arising or incurred.

          "Operating Lease":  Any lease of real or personal property that is not
           ---------------
a Capitalized Lease.

          "Operating Lease Payments":  For any period, all payments consisting
           ------------------------
of monthly base rent and percentage of revenue or earnings made by the Borrower and the Subsidiaries, on a consolidated basis, during such period under Operating Leases.

          "Partially-Owned Subsidiaries":  Subsidiaries in which the Borrower,
           ----------------------------
directly or through its Subsidiaries, owns less than 100% of the securities or other Equity Interests having ordinary voting power for the election of the board of directors or other Persons performing similar functions (other than qualifying shares or other Equity Interests held by directors or other Persons performing similar functions) or, in the case of a partnership, less than a 100% interest in the profits or capital thereof.

          "PBGC":  The Pension Benefit Guaranty Corporation, established
           ----
pursuant to Subtitle A of Title IV of ERISA, and any successor thereto or to the functions thereof.

          "Person":  Any natural person, corporation, partnership, limited
           ------
partnership, limited liability company, joint venture, firm, association, trust, unincorporated organization, government or governmental agency or political subdivision or any other entity, whether acting in an individual, fiduciary or other capacity.

          "Plan":  Each employee benefit plan (whether in existence on the
           ----
Closing Date or thereafter instituted), as such term is defined in Section 3 of ERISA, maintained for the benefit of employees, officers or directors of the Borrower or of any ERISA Affiliate.

          "Pledge Agreement":  The pledge agreement of the Borrower in the form
           ----------------
of Exhibit 1.1-2, as the same may be supplemented, amended or otherwise modified and in effect from time to time.

          "Pledge Agreement (Subsidiary)":  A pledge agreement of a Subsidiary
           -----------------------------
in the form of Exhibit 1.1-3 hereto.

          "Pre-Opening Expense":  Those expenses identified on the Borrower's
           -------------------
consolidated financial statements as "restaurant start-up costs".

          "Prohibited Transaction":  The respective meanings assigned to such
           ----------------------
term in Section 4975 of the Code and Section 406 of ERISA, but excluding any exempt transaction as provided thereunder.

          "Public Offering":  The closing of a sale by the Borrower for cash of
           ---------------
any class of stock of the Borrower registered in accordance with the Securities Act of 1933, as amended.

          "Reference Rate":  For any day, a fluctuating rate per annum equal to
           --------------
the higher of (a) the Federal Funds Rate in effect for such day plus  1/2 of 1%
                                                                ----
or (b) the rate of interest in effect for such day as publicly announced from time to time by BofA as its "prime rate." Such rate is set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Reference Rate Advance":  An Advance with respect to which the
           ----------------------
interest rate is determined by reference to the Reference Rate.

          "Regulatory Change":  Any change after the Closing Date in federal,
           -----------------
state or foreign laws or regulations or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including the Bank under any federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Reportable Event":  A reportable event as defined in Section 4043 of
           ----------------
ERISA and the regulations issued under such Section, with respect to a Plan subject to Title IV of ERISA, excluding, however, such events as to which the PBGC by regulation has waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event, provided that a
                                                               ---------
failure to meet the minimum funding standard of Section 412 of the Code and of
Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any waiver in accordance with Section 412(d) of the Code.

          "Restaurant":  A restaurant location owned or leased by the Borrower
           ----------
or any Subsidiary and operated by the Borrower or any Subsidiary as a restaurant.

          "Restaurant Net Income":  The net income of a Restaurant determined in
           ---------------------
accordance with GAAP.

          "Restricted Payments":  With respect to the Borrower and the
           -------------------
Partially-Owned Subsidiaries, collectively, all dividends or other distributions of any nature (whether in cash, securities or Equity Interests of the Borrower or the Partially-Owned Subsidiaries, assets or otherwise) on or in respect of, and all payments on, any class of Equity Interests (including warrants, options or rights therefor, but excluding Indebtedness which is convertible into any Equity Interest, including without limitation common or preferred stock, which is itself not convertible into Indebtedness) issued by the Borrower or any of the Partially-Owned Subsidiaries, whether such Equity Interests are authorized or outstanding on the Closing Date or at any time thereafter, and any redemption or purchase of, or distribution in respect of, any of the foregoing, whether directly or indirectly, including any Equity Interest of the Borrower or any of the Partially-Owned Subsidiaries.

          "Revolving Commitment":  With respect to a Bank, the agreement of such
           --------------------
Bank to make Revolving Loans to the Borrower in an aggregate principal amount outstanding at any time not to exceed such Bank's Revolving Commitment Amount upon the terms and subject to the conditions and limitations of this Agreement.

          "Revolving Commitment Amount":  With respect to a Bank, initially the
           ---------------------------
amount set forth in Schedule 1.1 hereto, as the same may be reduced from time to time, or increased, pursuant to Section 2.7.

          "Revolving Commitment Ending Date":  December 31, 2003.
           --------------------------------

          "Revolving Commitment Fees":  As defined in Section 2.8(b).
           -------------------------

          "Revolving Loan":  As defined in Section 2.1.
           --------------

          "Revolving Note":  A promissory note of the Borrower, as set forth on
           --------------
Exhibit 1.1-4, as the same may be amended, restated, or otherwise modified and in effect from time to time.

          "Revolving Percentage":  With respect to any Bank, the percentage
           --------------------
equivalent of a fraction, the numerator of which is the Revolving Commitment Amount of such Bank and the denominator of which is the Total Revolving Commitment Amount.

          "Securities Act":  As defined in Section 4.23.
           --------------

          "Security Agreement (Guarantor)":  Any of the security agreements of
           ------------------------------
any Guarantor in the form of Exhibit 1.1-5, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, provided that, on the Closing Date, BUCA (Wheeling), Inc. shall not be required
--------
to enter into a Security Agreement (Guarantor).

          "Security Agreement (Borrower)":  The security agreement of the
           -----------------------------
Borrower in the form of Exhibit 1.1-6, as the same may be amended, supplemented, restated or otherwise modified and in effect from time to time.

          "Security Documents":  The Security Agreement (Borrower), the Pledge
           ------------------
Agreement, the Trademark Assignment, each Guaranty, each Security Agreement (Guarantor), each Pledge Agreement (Subsidiary) and all other agreements, documents and instruments delivered pursuant hereto or thereto or in connection herewith or therewith creating, perfecting or otherwise providing for any Lien to secure the Obligations, in each case as amended, supplemented, restated or otherwise modified and in effect from time to time.

          "Stock-Based Incentive Plan":  As defined in Section 2.6(b).
           --------------------------

          "Subordinated Debt":  Any Indebtedness of the Borrower or any
           -----------------
Subsidiary, now existing or hereafter created, incurred or arising, which Indebtedness is subordinated in right of payment to the payment of the Obligations in a manner and to an extent (a) that the Agent and the Majority Banks have approved in writing prior to the creation of such Indebtedness, or
(b) as
to any such Indebtedness existing on the date of this Agreement, that the Agent and the Majority Banks have approved as Subordinated Debt in a writing delivered by Agent to the Borrower on or prior to the Closing Date.

          "Subsidiary":  Any corporation or other entity of which Equity
           ----------
Interests having ordinary voting power for the election of a majority of the board of directors or other Persons performing similar functions are owned by the Borrower either directly or through one or more Subsidiaries, and any partnership if more than a 50% interest in the profits or capital thereof is owned by the Borrower either directly or through one or more Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of the Borrower or one or more Subsidiaries).

          "Termination Date":  The earliest of (a) the Revolving Commitment
           ----------------
Ending Date, (b) the date on which the Commitments are terminated pursuant to
Section 7.2 or (c) the date on which the Total Revolving Commitment Amount is reduced to zero pursuant to Section 2.7.

          "Total Liabilities":  At the time of any determination, the amount, on
           -----------------
a consolidated basis, of all items of Indebtedness of the Borrower and the Subsidiaries that would constitute "liabilities" shown on the face of a consolidated balance sheet of the Borrower prepared in accordance with GAAP.

          "Total Restaurant Sales":  The net sales of the Borrower and the
           ----------------------
Subsidiaries arising out of the operation of Restaurants, determined on a consolidated basis in accordance with GAAP.

          "Total Revolving Commitment Amount":  The sum of the Revolving
           ---------------------------------
Commitment Amounts.

          "Total Revolving Outstandings":  As of any date of determination, the
           ----------------------------
sum of (a) the aggregate unpaid principal balances of the Advances evidenced by the Revolving Notes outstanding on such date, plus (b) the aggregate maximum
                                              ----
amount of Letter of Credit Obligations outstanding on such date.

          "Trademark Assignment":  The Collateral Assignment of Trademarks by
           --------------------
the Borrower in the form of Exhibit 1.1-7, as the same may be supplemented, amended, or otherwise in effect from time to time.

          "Unpaid Drawings":  As defined in Section 2.12.
           ---------------

          "Unused Revolving Commitment":  As of any date of determination, the
           ---------------------------
amount by which the Total Revolving Commitment Amount exceeds the Total Revolving Outstandings on such date.

          "USBNA":  U.S.  Bank National Association, a national banking
           -----
association.

          "USBNA Letter of Credit":  Irrevocable Letter of Credit No.
           ----------------------
SLCMMSP01274, dated December 12, 2000 issued by USBNA for the account of the Borrower in the face amount of $390,000 and naming Royal Insurance Company, on behalf of itself and its affiliated companies, as beneficiary, with an expiration date of December 12, 2001.

          "Wholly Owned Subsidiaries":  Subsidiaries which are not Partially-
           -------------------------
Owned Subsidiaries.

          Section 1.2  Accounting Terms and Calculations.  Except as may be
                       ---------------------------------
expressly provided to the contrary herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP. To the extent any change in GAAP affects any computation or determination required to be made pursuant to this Agreement, such computation or determination shall be made as if such change in GAAP had not occurred unless the Borrower and the Agent and the Majority Banks agree in writing on an adjustment to such computation or determination to account for such change in GAAP.

          Section 1.3  Computation of Time Periods.  In this Agreement, in the
                       ---------------------------
computation of a period of time from a specified date to a later specified date, unless otherwise stated the word "from" means "from and including" and the word "to" or "until" each means "to but excluding".

          Section 1.4  Other Definitional Terms.  The words "hereof", "herein"
                       ------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Sections, Exhibits, schedules and like references are to this Agreement unless otherwise expressly provided. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". Unless the context in which used herein otherwise clearly requires, "or" has the inclusive meaning represented by the phrase "and/or".
All incorporation by reference of covenants, terms, definitions or other provisions from other agreements are incorporated into this Agreement as if such provisions were fully set forth herein, include all necessary definitions and related provisions from such other agreements, and shall survive any termination of such other agreements until the obligations of the Borrower under this Agreement and the Notes are irrevocably paid in full, all Letters of Credit have expired without renewal or been returned to the Agent, and the commitments of the Banks to advance funds to the Borrower are terminated.

                                  ARTICLE II
                        TERMS OF THE CREDIT FACILITIES

                           Part A - Terms of Lending
                           -------------------------

          Section 2.1  Lending Commitments.
                       -------------------

               (a)     Revolving Credit. On the terms and subject to the
                       ----------------
     conditions hereof, each Bank severally agrees to make a loan (the "Revolving Loan") to the Borrower on a revolving basis available as Advances at any time and from time to time from the Closing Date until the Termination Date, during which period the Borrower may borrow, repay and reborrow in accordance with the provisions hereof, provided, that (i) no Revolving Loan will be made by a Bank in any amount
     --------
     which, after giving effect thereto, would cause the unpaid principal amount of outstanding Advances by such Bank to at any time exceed the Revolving Commitment Amount of such Bank, (ii) at no time shall the Total Revolving Outstandings exceed the Borrowing Base, and (iii) for a period of 30 consecutive calendar days during each Fiscal Year, starting with Fiscal Year beginning January 2001, the Borrower shall pay on the principal of the Revolving Loans an amount sufficient to cause the outstanding principal balance of the Revolving Loans to be reduced to zero for each day of such 30 consecutive day period.

     Advances hereunder shall be made by the several Banks ratably in the proportion of their respective Revolving Commitment Amounts. Advances may be obtained and maintained, at the election of the Borrower but subject to the limitations hereof, as Reference Rate Advances or Eurodollar Rate Advances.

                  (b)  Letters of Credit.  On the terms and subject to the
                       -----------------
     conditions hereof, the Agent agrees to issue Letters of Credit to support the Borrower's business operations.

          Section 2.2  Procedure for Loans.  Any request by the Borrower for an
                       -------------------
Advance on the Revolving Loan hereunder shall be in writing or by telephone and must be given so as to be received by the Agent not later than 12:00 noon (Chicago time) three Eurodollar Business Days prior to the requested Advance Date if the Revolving Loans (or any portion thereof) are requested as Eurodollar Rate Advances and not later than 12:00 noon (Chicago time) on the requested Advance Date if the Advances are requested as Reference Rate Advances. Each request for an Advance hereunder shall be irrevocable and shall be deemed a representation by the Borrower that on the requested Advance Date and after giving effect to the requested Advance the applicable conditions specified in
Article III have been and will be satisfied. Each request for an Advance hereunder shall specify (a) the requested Advance Date and (b) the amount of the Advance which shall be in a minimum amount of $500,000 in the aggregate for all Banks, (c) whether such Advances are to be funded as Reference Rate Advances or Eurodollar Rate Advances (and, if such Advances are to be made with more than one applicable interest rate choice, specifying the amount to which each interest rate choice is applicable) and (d) in the case of Eurodollar Rate Advances, the duration of the initial Interest Period applicable thereto. The Agent may rely on any telephone request for an Advance hereunder which it believes in good faith to be genuine; and the Borrower hereby waives the right to dispute the Agent's record of the terms of such telephone request. The Agent shall promptly notify each other Bank of the receipt of such request, the matters specified therein, and of such Bank's ratable share of the requested Advances, each Bank shall provide its share of the requested Advances to the Agent in Immediately Available Funds not later than 2:00 p.m., (Chicago time) on the requested Advance Date. Unless the Agent determines that any applicable condition specified in Article III has not been satisfied, the Agent will make available to the Borrower at the Agent's principal office in Chicago, Illinois in Immediately Available Funds not later than 5:00 p.m. (Chicago time) on the requested Advance Date the amount of the requested Advances. If the Agent has made an Advance to the Borrower on behalf of a Bank but has not received the amount of such Advance from such Bank by the time herein required, such Bank shall pay interest to the Agent on the amount so advanced at the overnight Federal Funds rate from the date of such Advance to the date funds are received by the Agent from such Bank, such interest to be payable with such remittance from such Bank of the principal amount of such Advance (provided, however, that the Agent shall not make any Advance on behalf of a Bank if the Agent has received prior notice from such Bank that it will not make such Advance). If the Agent does not receive payment from such Bank by the next Business Day after the date of any Advance, the Agent shall be entitled to recover such Advance, with interest thereon at the rate (or rates) then applicable to the such Advance, on demand, from the Borrower, without prejudice to the Agent's and the Borrower's rights against such Bank. If such Bank pays the Agent the amount herein required with interest at the overnight Federal Funds rate before the Agent has recovered from the Borrower, such Bank shall be entitled to the interest payable by the Borrower with respect to the Advance in question accruing from the date the Agent made such Advance.

          Section 2.3  Notes.  The Advances of each Bank shall be evidenced by a
                       -----
single Revolving Note payable to the order of such Bank in a principal amount equal to such Bank's Revolving Commitment Amount. Upon receipt of each Bank's Note from the Borrower, the Agent shall mail such Note to such Bank. Each Bank shall enter in its records the amount of the various Advances made, converted or continued and the payments made thereon, and each Bank is authorized by the Borrower to enter into its records, a record of such Advances and payments; provided, however that the failure by any Bank to make any such entry or any error in making such entry shall not limit or otherwise affect the obligation of the Borrower hereunder and on the Notes, and, in all events, the principal amounts owing by the Borrower in respect of the Revolving Note payable to the order of each Bank shall be the aggregate amount of all Advances made by such Bank with respect to its Revolving Commitment, less all payments of principal thereof made by the Borrower. The records of the Banks shall be rebuttable presumptive evidence of the principal amount owing and unpaid on the Notes and the amount available for draw under the Letter of Credit Commitment, respectively.

          Section 2.4  Conversions and Continuations.  On the terms and subject
                       -----------------------------
to the limitations hereof, the Borrower shall have the option at any time and from time to time to convert all or any portion of the Advances into Reference Rate Advances or Eurodollar Rate Advances, or to continue a Eurodollar Rate Advance as such; provided, however that a Eurodollar Rate Advance may be converted or continued only on the last day of the Interest Period applicable thereto and no Advance may be converted to or continued as a Eurodollar Rate Advance if a Default or Event of Default has occurred and is continuing on the proposed date of continuation or conversion. Advances may be converted to, or continued as, Eurodollar Rate Advances only in integral multiples, as to the aggregate amount of the Advances of all Banks so converted or continued, of $500,000. The Borrower shall give the Agent written notice of any continuation or conversion of any Advances and such notice must be given so as to be received by the Agent not later than 12:00 noon (Chicago time) three Eurodollar Business Days prior to requested date of conversion or continuation in the case of the continuation of, or conversion to, Eurodollar Rate Advances and on the date of the requested conversion in the case of conversion to Reference Rate Advances. Each such notice shall specify (a) the amount to be continued or converted, (b) the date for the continuation or conversion (which must be (i) the last day of the preceding Interest Period for any continuation or conversion of Eurodollar Rate Advances, and (ii) a Eurodollar Business Day in the case of continuations as or conversions to Eurodollar Rate

Advances and a Business Day in the case of conversions to Reference Rate Advances), and (c) in the case of conversions to or continuations as Eurodollar Rate Advances, the Interest Period applicable thereto. Any notice given by the Borrower under this Section shall be irrevocable. If the Borrower shall fail to notify the Agent of the continuation of any Eurodollar Rate Advances within the time required by this Section, such Advances shall, on the last day of the Interest Period applicable thereto, automatically be converted into Reference Rate Advances of the same principal amount. All conversions and continuation of Advances must be made uniformly and ratably among the Banks. (E.g., when continuing a two-month Eurodollar Rate Advance of one Bank to a three-month Eurodollar Rate Advance, the Borrower must simultaneously continue all two-month Eurodollar Rate Advances of all Banks having Interest Periods ending on the date of continuation as three-month Eurodollar Rate Advances.)

          Section 2.5  Interest Rates, Interest Payments and Default Interest.
                       ------------------------------------------------------

               (a)  The Advances.  Interest shall accrue and be payable on the
                    ------------
     Revolving Loans as follows:

                    (i) Subject to paragraphs (iii) and (iv) below, each Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof during the Interest Period applicable thereto at a rate per annum equal to the sum of (A) the Adjusted Eurodollar Rate for such Interest Period, plus (B) the Applicable
                                                         -----
               Margin.

                    (ii) Subject to paragraphs (iii) and (iv) below, each Reference Rate Advance shall bear interest on the unpaid principal amount thereof at a varying rate per annum equal to the sum of (A) the Reference Rate, plus (B) the Applicable Margin.
                                              -----

                    (iii) Subject to paragraph (iv) below, in the event any
               Advance remains outstanding for a period of more than 210 days or in the event any Advance made on or prior to June 30, 2003 remains outstanding after June 30, 2003, each Advance shall, at the option of the Majority Banks and upon written notice to the Borrower, bear interest on the unpaid principal amount thereof from the end of such 210-day period or from July 1, 2003, as the case may be, at a rate per annum equal to the sum of the rate applicable to such Advance but for the provisions of this clause
               (iii), plus 0.50%; provided that in the event any Advance that
                      -----       --------
               remains outstanding for a period of more than 210 days continues to remain outstanding for an additional 60 day period, such rate shall be increased by 0.25%, and shall continue to be increased by 0.25% for each subsequent 60 day period such Advance remains outstanding (with each such increase to be effective as of the end of such 60 day period); provided further that upon the
                                           --------
               payment in full of any Advance that remains outstanding for a period of more than 210 days the rate applicable to each Advance but for the provisions of this clause (iii) shall be reinstated if such payment in full is made on or prior to

               June 30, 2003 and no other Advance is then outstanding for a period of more than 210 days.

                    (iv) Upon the occurrence and during the continuance of any Event of Default, each Advance shall, at the option of the Majority Banks and upon written notice to the Borrower, bear interest on the unpaid principal amount thereof at a rate per annum equal to the sum of the rate applicable to such Advance but for the provisions of this clause (iv), plus 2.0%.
                                                       -----

                    (v) Interest shall be payable (A) with respect to each Eurodollar Rate Advance, on the last day of the Interest Period applicable thereto; (B) with respect to any Reference Rate Advance, on the first day of each month; (C) with respect to all Advances, upon any permitted prepayment (on the amount prepaid), and (D) with respect to all Advances, on the Termination Date; provided that interest under Section 2.4 (a) (iv) shall be payable on demand.

               (b)  Lawful Interest. In no contingency or event whatsoever shall
                    ---------------
     the interest rate charged pursuant to the terms of this Agreement exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Bank has received interest hereunder in excess of the highest applicable rate, the Bank shall promptly refund such excess interest to the Borrower as required by such court.

          Section 2.6  Prepayments.
                       -----------

               (a)  Mandatory Payments.  If at any time a Borrowing Base
                    ------------------
     Deficiency exists, the Borrower shall immediately pay on the principal of the Advances an amount equal to such Borrowing Base Deficiency. Any such payments shall be applied first against Reference Rate Advances and then to Eurodollar Rate Advances in order starting with the Eurodollar Rate Advances having the shortest time to the end of the applicable Interest Period. Amounts paid on the Advances under this paragraph (a) shall be for the account of each Bank in proportion to its share of outstanding Advances. If, after paying all outstanding Advances, a Borrowing Base Deficiency still exists, the Borrower shall pay into the Holding Account an amount equal to the amount of the remaining Borrowing Base Deficiency.

               (b)  Other Mandatory Prepayments.
                    ---------------------------

                    (i) Within one Business Day following the receipt thereof, the Borrower shall prepay to the Agent for the account of the Banks an amount equal to 100% of all cash proceeds from the issuance of Indebtedness (other than Indebtedness permitted by subsections (a) through (e) and (g) through (i) of Section 6.13 hereof) or Equity Interests (other than Excluded Equity Issuances) by the Borrower or any

               Subsidiary, net of the actual cash expenses paid or, with the prior written approval of the Majority Banks (which shall not be unreasonably withheld), to be paid by any Borrower or any Subsidiary in connection with such issuance (to the extent such amount is necessary to reduce the aggregate unpaid principal balance of the Advances to $0). Any such prepayments shall be applied in the same manner as repayments under clause (ii) of this Section 2.6(b). As used herein "Excluded Equity Issuances" shall mean (A) any issuances of common stock of the Borrower under, or upon the exercise of options granted under, the Borrower's 1996 Stock Incentive Plan, as amended, Stock Option Plan for Nonemployee Directors, as amended, and 2000 Stock Incentive Plan, as amended, or, with the prior written consent of the Majority Banks (which shall not be unreasonably withheld), any other stock-based incentive plan or arrangement for directors, officers or employees of or consultants to the Borrower or any of its Subsidiaries (collectively, the "Stock-Based Incentive Plans"), (B) any issuances of common stock of the Borrower upon the exercise of options granted to landlords of the Borrower or any of its Subsidiaries, (C) any issuances of Equity Interests of any Subsidiary to the Borrower or any other Subsidiary, and (D) any issuances of common stock of the Borrower under the BUCA, Inc. Employee Stock Purchase Plan, as amended, maintained by the Borrower.

                    (ii) If at any time Total Revolving Outstandings exceed the Total Revolving Commitment Amount, the Borrower shall immediately repay to the Agent for the account of the Banks the amount of such excess. Any such payments shall be applied first against Reference Rate Advances and then to Eurodollar Rate Advances in order starting with the Eurodollar Rate Advances having the shortest time to the end of the applicable Interest Period. If, after payment of all outstanding Advances, the Total Revolving Outstandings still exceed the Total Revolving Commitment Amount, the remaining amount paid by the Borrower shall be placed in the Holding Account.

               (c)  Optional Prepayments.  The Borrower may prepay the Reference
                    --------------------
     Rate Advances, in whole or in part, at any time, without premium or penalty. The Borrower may prepay Eurodollar Rate Advances, in whole or in part, at any time; provided that, upon such prepayment, the Borrower shall
                        --------
     pay to the Banks the amounts, if any, required pursuant to Section 2.24 hereof. Any such prepayment must be accompanied by accrued and unpaid interest on the amount prepaid. Each partial prepayment shall be in an aggregate amount for all the Banks of $100,000 or, if more, an integral multiple thereof. Amounts paid (unless following an acceleration or upon termination of the Revolving Commitments in whole) on the Revolving Loans under this Section 2.6 may be reborrowed upon the terms and subject to the conditions and limitations of this Agreement. Amounts paid or prepaid on the Advances under this paragraph (c) shall be for the account of each Bank in proportion to its shares of outstanding Advances.

          Section 2.7  Reduction and Increase of the Total Revolving Commitment
                       --------------------------------------------------------
Amount or Termination of Commitments.
------------------------------------

               (a)  Optional Reduction of the Total Revolving Commitment Amount
                    -----------------------------------------------------------
     or Termination of Commitments.  The Borrower may, at any time, upon not
     -----------------------------
     less than three (3) Business Days prior written notice to the Agent, reduce the Total Revolving Commitment Amount, with any such reduction in a minimum amount of $500,000 or, if more, in an integral multiple of $100,000; provided, however, that the Borrower may not at any time reduce the Total Revolving Commitment Amount below the then aggregate unpaid principal balance of the Revolving Notes. The Borrower may, at any time, upon not less than three (3) Business Days prior written notice to the Agent, terminate the Commitments in their entirety. Upon termination of the Commitments pursuant to this Section, the Borrower shall pay to the Banks the full amount of all outstanding Advances evidenced by the Revolving Notes, all accrued and unpaid interest thereon, all unpaid Revolving Commitment Fees accrued to the date of such termination under Section 2.8(b) and, subject to Section 2.11 hereof, all other unpaid Obligations of the Borrower to the Banks and the Agent hereunder with respect to the Commitments. Upon the date on which the Commitments have been terminated, the Borrower shall have paid to the Banks all unpaid Obligations of the Borrower to the Banks and the Agent.

               (b)  Mandatory Reduction of the Total Revolving Commitment
                    -----------------------------------------------------
     Amount. The Revolving Commitment Amounts, at the Agent's discretion, shall
     ------
     be permanently reduced (ratably according to the Banks then respective Revolving Percentages) on each date of receipt by the Borrower or any Subsidiary of any cash proceeds (including cash payments received by way of deferred payment of principal of a note or an installment receivable and the cash realization of any non-cash proceeds) from the sale or disposition of assets by the Borrower or any Subsidiary not otherwise permitted by
     Section 6.2 hereof and sold with the consent of the Agent by the amount of such cash proceeds, net of the actual cash expenses and taxes paid or, with the prior written approval of the Agent (which shall not be unreasonably withheld), to be paid by the Borrower or any Subsidiary in connection with such sale or disposition; provided that no such reduction shall occur to
                               --------
     the extent such proceeds are, with the prior written approval of Agent (which shall not be unreasonably withheld), reinvested or to be reinvested within sixty (60) days by the Borrower or a Subsidiary in the development of a new Restaurant or the maintenance or operation of an existing Restaurant.

               (c)  Optional Increase of the Total Revolving Commitment Amount.
                    ----------------------------------------------------------

                    (i) The Borrower may request that the Banks increase the Total Revolving Commitment Amount by $5,000,000 (the "Additional Commitment Amount") by providing written notice of such request to the Agent; provided, that (A) such request shall be made not
                             --------
               later than 365 days following the Closing Date and (B) no Default or Event of Default exists. Upon receipt of such request, the Agent shall promptly notify each Bank of such request. Each Bank shall have the option, in its sole and complete discretion, to subscribe for its proportionate share of the Additional Commitment Amount according to its then-existing Revolving Percentage (each, an "Increased Commitment"). Each Bank shall notify the Agent within 10 Business Days after the giving of the Agent's notice if it wishes to subscribe to its Increased Commitment. Any Bank that fails to so notify the Agent shall be deemed to have declined to subscribe to an Increased Commitment. On the first Business Day after the expiration of such 10 Business Day period, the Agent shall advise the Borrower and the Banks in writing of the affirmative response it received from the Banks (the "Increased Commitment Notice").

                       (ii) In the event the aggregate Increased Commitments are less than the Additional Commitment Amount (the difference between the aggregate Increased Commitments and the Additional Commitment Amount being herein called the "Remaining Additional Commitment"), each Bank shall have the option to increase its Increased Commitment to the extent necessary to cause the aggregate Increased Commitments to equal the Additional Commitment Amount. Such option shall be exercised by sending a notice of new Increased Commitment to the Agent no later than five Business Days after receipt of the Increased Commitment Notice. On the first Business Day after the expiration of such five Business Day period, the Agent shall provide written notice to the Borrower and the Banks of any new Increased Commitment (the "Additional Commitment Notice"). If, after the exercise of such option, a Remaining Additional Commitment still exists, a new commercial bank or banks selected by the Borrower and reasonably satisfactory to the Majority Banks (the "Additional Bank") may agree to assume the Remaining Additional Commitment. Upon (A) the execution by such Additional Bank of original counterparts of this Agreement, (B) delivery of such signed counterparts to the Agent and the Borrower, and (C) the execution and delivery by the Borrower of a Note reflecting the Remaining Additional Commitment assumed by such Additional Bank, such Additional Bank shall for all purposes become a "Bank" hereunder.

                       (iii) Within five days of receipt of the Additional
               Commitment Notice (or the Increased Commitment Notice if, at the time it is given, there is no Remaining Additional Commitment), the Borrower shall execute and deliver to each Bank increasing its Revolving Commitment Amount a new Note to reflect such Bank's increased Revolving Commitment Amount (after giving effect to such Bank's Increased Commitment) and each Bank receiving such new Note shall cancel and return to the Borrower the pre-existing Note held by such Bank.

          Section 2.8  Fees.
                       ----

               (a)  Fees.  The Borrower shall pay to the Agent on the Closing
                    ----
     Date the fees set forth in a separate letter agreement between the Agent and the Borrower.

               (b)  Revolving Commitment Fees.
                    -------------------------

                    (i) The Borrower shall pay to the Agent, for the ratable benefit of the Banks, fees (the "Revolving Commitment Fees") in an amount equal to the product of (i) the Applicable Fee Percentage times (ii) the average daily Unused Revolving Commitment for the period from the Closing Date to the Termination Date. Such Revolving Commitment Fees are payable in arrears quarterly on the first day of each April, July, October and January, commencing on the first such date after the Closing Date, and on the Termination Date.

                    (ii) In the event any Advance remains outstanding for a period of more than 210 days or in the event an Advance made on or prior to June 30, 2003 remains outstanding after June 30, 2003, the Borrower shall pay to the Agent, for the ratable benefit of the Banks, a fee equal to the product of (x) 0.500% times (y) the average daily Total Revolving Outstandings for (A) in the case of an Advance outstanding for a period of more than 210 days, the 210 day period ending on such date or (B) in the case of an Advance made on or prior to June 30, 2003 that remains outstanding after June 30, 2003, the period from the date of such Advance to July 1, 2003; provided that no more than one fee shall
                                        --------
               be payable under this clause (ii) during the term of this Agreement. Such fee shall be due and payable on the first day following such 210 day period or on July 1, 2003, as the case may be.

               (c)  Letter of Credit Fees. For each Letter of Credit issued, the
                    ---------------------
     Borrower shall pay to the Agent for the account of the Banks a fee (the "Letter of Credit Fee") in an amount determined by applying a per annum rate of 2.00% to the amount available to be drawn under such Letter of Credit from time to time for the period from the date of issuance of such Letter of Credit to the expiration of such Letter of Credit. Such fee shall be payable in arrears quarterly on the first day of each April, July, October and January, commencing with the first such date after the issuance of such Letter of Credit, and on the expiration date of the Letter of Credit. In addition to the Letter of Credit Fees, the Borrower shall pay to the LC Bank, on demand, all issuance, amendment, drawing and other fees regularly charged by the LC Bank to its letter of credit customers as shown as of the Closing Date on Schedule 2.8, as the same may change from time to time, and all reasonable out-of-pocket expenses incurred by the LC Bank in connection with the issuance, amendment, administration or payment of any Letter of Credit.

                Part B - Terms of the Letter of Credit Facility
                -----------------------------------------------

        Section 2.9 Letters of Credit.  Upon the terms and subject to the
                    -----------------
conditions of this Agreement, the LC Bank agrees to issue Letters of Credit for the account of the Borrower from time to time between the Closing Date and the Termination Date in such amounts as the Borrower shall request up to an aggregate amount at any time outstanding not exceeding the Letter of Credit Commitment; provided that no Letter of Credit will be issued in any amount which, after giving effect to such issuance, would cause Total Revolving Outstandings to exceed (a) the Total Revolving Commitment Amount or (b) the Borrowing Base.

          Section 2.10  Procedures for Letters of Credit.  Each request for a
                        --------------------------------
Letter of Credit shall be made by the Borrower in writing, by telex, facsimile transmission or electronic conveyance received by the Agent and the LC Bank by 12:00 noon, Chicago time, on a Business Day which is not less than three Business Days preceding the requested date of issuance (which shall also be a Business Day). Each request for a Letter of Credit shall be deemed a representation by the Borrower that on the date of issuance of such Letter of Credit, and after giving effect thereto, the applicable conditions specified in
Article III have been and will be satisfied. The LC Bank may require that such request be made on such letter of credit application and reimbursement agreement form as the LC Bank may from time to time specify, along with satisfactory evidence of the authority and incumbency of the officials of the Borrower making such request. The Agent shall promptly notify the other Banks of the receipt of the request and the matters specified therein. On the date of each issuance of a Letter of Credit the Agent shall send notice to the other Banks of such issuance, accompanied by a copy of the Letter or Letters of Credit so issued.

          Section 2.11  Terms of Letters of Credit.  Letters of Credit shall be
                        --------------------------
issued in support of obligations of the Borrower or any of its Subsidiaries.
All Letters of Credit must expire not later than 364 days from the date of issuance (subject to renewal). As to each Letter of Credit that will be outstanding as of the Revolving Commitment Ending Date or as of the termination of the Commitments pursuant to Section 2.7, no further renewal of any such Letter of Credit shall occur, and the Borrower shall provide on or before the Revolving Commitment Ending Date or the date of such termination, as the case may be, (i) cash collateral in an amount reasonably satisfactory to the LC Bank, or (ii) one or more irrevocable letters of credit in form and substance, and issued by a bank, reasonably satisfactory to the LC Bank pursuant to which the LC Bank is entitled to recover the maximum amount at any time payable under such Letter of Credit, plus all costs and fees then or thereafter payable with respect to such Letter of Credit under the terms of this Agreement.

          Section 2.12  Agreement to Repay Letter of Credit.  If the LC Bank has
                        -----------------------------------
received documents purporting to draw under a Letter of Credit that the LC Bank believes conform to the requirements of the Letter of Credit, or if the LC Bank has decided that it will comply with the Borrower's written or oral request or authorization to pay a drawing on any Letter of Credit that the LC Bank does not believe conforms to the requirements of the subject Letter of Credit, it will notify the Borrower of that fact. The Borrower shall reimburse the LC Bank by 10:00 a.m. (Chicago time) on the day on which such drawing is to be paid in Immediately Available Funds in an amount equal to the amount of such drawing. Any amount by which the Borrower has failed to reimburse the LC Bank for the full amount of such drawing by 10:00 a.m. on the date on which the LC Bank in its notice indicated that it would pay such drawing, until reimbursed from the proceeds of an Advance pursuant to Section 2.15 or out of funds available in the Holding Account, is an "Unpaid Drawing".

          Section 2.13 Obligations Absolute.  The obligation of the Borrower
                       --------------------
under Section 2.12 to repay the LC Bank for any amount drawn on any Letter of Credit and to repay the Banks for any Advances made under Section 2.15 to cover Unpaid Drawings shall be absolute, unconditional and irrevocable, shall continue for so long as any Letter of Credit is outstanding notwithstanding any termination of this Agreement, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including without limitation the following circumstances:

                  (a) Any lack of validity or enforceability of any Letter of Credit;

                  (b) The existence of any claim, setoff, defense or other right which the Borrower may have or claim at any time against any beneficiary, transferee or holder of any Letter of Credit (or any Person for whom any such beneficiary, transferee or holder may be acting), the Agent, the LC Bank or any Bank or any other Person, whether in connection with a Letter of Credit, this Agreement, the transactions contemplated hereby, or any unrelated transaction; or

                  (c) Any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever.

Neither the Agent, the LC Bank nor any Bank nor the officers, directors or employees of any thereof shall be liable or responsible for, and the obligations of the Borrower to the Agent, the LC Bank and the Banks shall not be impaired by:

                       (i) The use which may be made of any Letter of Credit, or for any acts or omissions of any beneficiary, transferee or holder thereof in connection therewith;

                       (ii) The validity, sufficiency or genuineness of documents, or of any endorsements thereon, even if such documents or endorsements should, in fact, prove to be in any or all respects invalid, insufficient, fraudulent or forged;

                       (iii) The acceptance by the LC Bank of documents that
               appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary; or

                       (iv) Any other action of the LC Bank in making or failing to make payment under any Letter of Credit if in good faith and in conformity with U.S. or foreign laws, regulations or customs applicable thereto.

Notwithstanding the foregoing, the Borrower shall have a claim against the LC Bank, and the LC Bank shall be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower or any Subsidiary which the Borrower proves were caused by the LC Bank's willful misconduct or gross negligence in determining whether documents presented under any Letter of Credit comply with the terms thereof.

          Section 2.14  Increased Cost for Letters of Credit.  If any Regulatory
                        ------------------------------------
Change shall either (a) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against Letters of Credit issued by the LC Bank, or (b) shall impose on the LC Bank any other conditions affecting this Agreement or any Letter of Credit; and the result of any of the foregoing is to increase the cost to the LC Bank of issuing or maintaining any Letter of Credit, or reduce the amount of any sum received or receivable by the LC Bank hereunder, then, within 30 days after written notice and demand from the LC Bank (which written notice and demand shall be given by the LC Bank promptly after it determines such increased cost or reduction), the Borrower shall pay to the LC Bank the additional amount or amounts as will compensate the LC Bank for such increased cost or reduction. If the LC Bank fails to give such notice and demand within 45 days after it obtains knowledge of such an event, the LC Bank shall, with respect to compensation payable pursuant to this Section, only be entitled to payment under this Section for costs incurred from and after the date 45 days prior to the date that the LC Bank does give such notice. A certificate submitted to the Borrower by the LC Bank setting forth the basis for the determination of such additional amount or amounts necessary to compensate the LC Bank as aforesaid shall be conclusive and binding on the Borrower absent error.

          Section 2.15  Loans to Cover Unpaid Drawings.  Whenever any Unpaid
                        ------------------------------
Drawing exists for which there are not then funds in the Holding Account to cover the same, the Agent shall give the other Banks notice to that effect, specifying the amount thereof, in which event each Bank is authorized (and the Borrower does here so authorize each Bank) to, and shall, make an Advance (as a Reference Rate Advance) to the Borrower in an amount equal to such Bank's Revolving Percentage of the amount of the Unpaid Drawing. The Agent shall notify each Bank by 11:00 AM (Chicago time) on the date such Unpaid Drawing occurs of the amount of the Revolving Loan to be made by such Bank. Notices received after such time shall be deemed to have been received on the next Business Day. Each Bank shall then make such Revolving Loan (regardless of noncompliance with the applicable conditions precedent specified in Article III hereof and regardless of whether an Event of Default then exists) and each Bank shall provide the Agent with the proceeds of such Revolving Loan in Immediately Available Funds, at the office of the Agent, not later than 2:00 PM (Chicago time) on the day on which such Bank received such notice (or, in the case of notices received after 11:00 AM, Chicago time, is deemed to have received such notice). The Agent shall apply the proceeds of such Advance directly to reimburse itself for such Unpaid Drawing. If any portion of any such amount paid to the Agent should be recovered by or on behalf of the Borrower from the Agent in bankruptcy, by assignment for the benefit of creditors or otherwise, the loss of the amount so recovered shall be ratably shared between and among the Banks in the manner contemplated by Section 8.10 hereof. If at the time the Banks make funds available to the Agent pursuant to the provisions of this Section, the applicable conditions precedent specified in Article III shall not have been satisfied, the Borrower shall pay to the Agent for the account of the Banks interest on the funds so advanced at a floating rate per annum equal to the sum of the Reference Rate plus the

Applicable Margin plus two percent (2.00%). If for any reason any Bank is unable to make an Advance to the Borrower to reimburse the Agent for an Unpaid Drawing, then such Bank shall immediately purchase from the Agent a risk participation in such Unpaid Drawing, at par, in an amount equal to such Bank's Revolving Percentage of the Unpaid Drawing.

          Section 2.16  Defaulting Bank.
                        ---------------

                   (a)  Generally. In addition to the rights and remedies that
                        ---------
     may be available to the Agent or the Borrower under this Agreement or applicable law, if at any time a Bank is a Defaulting Bank such Defaulting Bank's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of the Agent, shall be suspended during the pendency of such failure or refusal. If a Bank is a Defaulting Bank because it has failed to make timely payment to the Agent of any amount required to be paid to the Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which the Agent or the Borrower may have under the immediately preceding provisions or otherwise, the Agent shall be entitled (i) to collect interest from such Defaulting Bank on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Rate,
     (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Defaulting Bank under this Agreement or any other Loan Document until such defaulted payment and related interest has been paid in full and such default no longer exists and (iii) to bring an action or suit against such Defaulting Bank in a court of competent jurisdiction to recover the defaulted amount and any related interest. Any amounts received by the Agent in respect of a Defaulting Bank's Loans shall not be paid to such Defaulting Bank and shall be held uninvested by the Agent and either applied against the purchase price of such Loans under the following subsection (b) or paid to such Defaulting Bank upon the default of such Defaulting Bank being cured.

                   (b)  Purchase of Defaulting Bank's Commitment. Any Bank who
                        ----------------------------------------
     is not a Defaulting Bank shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Bank's Commitment. If more than one Bank exercises such right, each such Bank shall have the right to acquire such proportion of such Defaulting Bank's Commitment on a pro rata basis. Upon any such purchase, the Defaulting Bank's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Bank shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof subject to and in accordance with the requirements set forth in Section 9.6, including an Assignment and Acceptance. The purchase price for the Commitment of a Defaulting Bank shall be equal to the amount of the principal balance of and the accrued and unpaid interest and fees on the Loans outstanding and owed by the Borrower to the Defaulting Bank. The purchaser shall pay to the Defaulting Bank in Immediately Available Funds on the date of such purchase the principal of and accrued and unpaid interest and fees on the Loans made by such

     Defaulting Bank hereunder. Prior to payment of such purchase price to a Defaulting Bank, the Agent shall apply against such purchase price any amounts retained by the Agent pursuant to the last sentence of the immediately preceding subsection (a). There shall be no recourse by a Defaulting Bank against any Bank or the Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

                               Part C - General
                               ----------------

          Section 2.17  Computation.  Computation of interest on Reference Rate
                        -----------
Advances shall be calculated on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed. Computation of all other types of interest and all fees shall be calculated on the basis of actual days elapsed and a year of 360 days.

          Section 2.18  Payments.  Payments and prepayments of principal of, and
                        --------
interest on, the Notes and all fees, expenses and other obligations under this Agreement payable to the Agent or the Banks shall be made without setoff or counterclaim in Immediately Available Funds not later than 12:00 noon (Chicago time) on the dates called for under this Agreement and the Notes to the Agent at its main office in Chicago, Illinois. Funds received after such time shall be deemed to have been received on the next Business Day. The Agent will promptly distribute in like funds to each Bank its ratable share of each such payment of principal, interest and fees received by the Agent for the account of the Banks. Whenever any payment to be made hereunder or on the Notes shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time, in the case of a payment of principal, shall be included in the computation of any interest on such principal payment. The Agent will from time to time provide to the Borrower a statement or statements of amounts due and owing under the Notes and under this Agreement. The Agent's failure to provide such statements shall not, however, relieve the Borrower of its obligations to pay any amounts that are now or hereafter become due under the Notes and under this Agreement. The Borrower hereby further authorizes the Banks, if and to the extent payment is not made when due under the Notes or this Agreement, to make an Advance and use the proceeds of such Advance to make such payment, all without prior notice to the Borrower. Each Bank shall, however, provide notice to the Borrower of any such Advance made by it promptly after it is made.

          Section 2.19  Use of Loan Proceeds.  The proceeds of the Advances
                        --------------------
shall be used for the development of new Restaurants and the Borrower's general business purposes in a manner not in conflict with any of the Borrower's covenants in this Agreement and for the payment of Existing Indebtedness.

          Section 2.20  Interest Rate Not Ascertainable, Etc.  If, on or prior
                        ------------------------------------
to the date for determining the Adjusted Eurodollar Rate in respect of the Interest Period for any Eurodollar Rate Advance, any Bank determines (which determination shall be conclusive and binding, absent error) that:

                   (a) deposits in dollars (in the applicable amount) are not being made available to such Bank in the relevant market for such Interest Period, or

               (b) the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to such Bank of funding or maintaining Eurodollar Rate Advances for such Interest Period,

such Bank shall forthwith give notice to the Borrower and the other Banks of such determination, whereupon the obligation of such Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist. While any such suspension continues, all further Advances by such Bank shall be made as Reference Rate Advances. No such suspension shall affect the interest rate then in effect during the applicable Interest Period for any Eurodollar Rate Advance outstanding at the time such suspension is imposed.

          Section 2.21  Increased Cost.  If any Regulatory Change:
                        --------------

               (a) shall subject any Bank (or its Applicable Lending Office) to any tax, duty or other charge with respect to its Eurodollar Rate Advances, its Notes or its obligation to make Eurodollar Rate Advances or shall change the basis of taxation of payment to any Bank (or its Applicable Lending Office) of the principal of or interest on its Eurodollar Rate Advances or any other amounts due under this Agreement in respect of its Eurodollar Rate Advances or its obligation to make Eurodollar Rate Advances (except for changes in the rate of tax on the overall net income of such Bank or its Applicable Lending Office imposed by the jurisdiction in which such Bank's principal office or Applicable Lending Office is located); or

               (b) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including, without limitation, any such requirement imposed by the Board, but excluding with respect to any Eurodollar Rate Advance any such requirement to the extent included in calculating the applicable Adjusted Eurodollar Rate) against assets of, deposits with or for the account of, or credit extended by, any Bank's Applicable Lending Office or against Letters of Credit issued by the LC Bank or shall impose on any Bank (or its Applicable Lending Office) or the interbank Eurodollar market any other condition affecting its Eurodollar Rate Advances, its Notes or its obligation to make Eurodollar Rate Advances or affecting any Letter of Credit;

and the result of any of the foregoing is to increase the cost to such Bank (or its Applicable Lending Office) of making or maintaining any Eurodollar Rate Advance or issuing or maintaining any Letter of Credit, or to reduce the amount of any sum received or receivable by such Bank (or its Applicable Lending Office) under this Agreement or under its Notes, then, within 30 days after demand by such Bank (with a copy to the Agent), the Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank for such increased cost or reduction. Each Bank will promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank.
If any Bank fails to give such notice within 45 days after it obtains knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section, only be entitled to payment under this Section for costs incurred from and after the date 45 days prior to the date that such Bank does give such notice. A certificate of any Bank claiming compensation under this Section, setting forth the additional amount or amounts to be paid to it hereunder and stating in reasonable detail the basis for the charge and the method of computation, shall be conclusive in the absence of error. In determining such amount, any Bank may use any reasonable averaging and attribution methods. Failure on the part of any Bank to demand compensation for any increased costs or reduction in amounts received or receivable with respect to any Interest Period shall not constitute a waiver of such Bank's rights to demand compensation for any increased costs or reduction in amounts received or receivable in any subsequent Interest Period.

          Section 2.22  Illegality.  If any Regulatory Change shall make it
                        ----------
unlawful or impossible for any Bank to make, maintain or fund any Eurodollar Rate Advances, such Bank shall notify the Borrower and the Agent, whereupon the obligation of such Bank to make or continue, or to convert any Advances to, Eurodollar Rate Advances shall be suspended until such Bank notifies the Borrower and the Agent that the circumstances giving rise to such suspension no longer exist. Before giving any such notice, such Bank shall designate a different Applicable Lending Office if such designation will avoid the need for giving such notice and will not, in the judgment of such Bank, be otherwise disadvantageous to such Bank. If such Bank determines that it may not lawfully continue to maintain any Eurodollar Rate Advances to the end of the applicable Interest Periods, all of the affected Advances shall be automatically converted to Reference Rate Advances as of the date of such Bank's notice, and upon such conversion the Borrower shall indemnify such Bank in accordance with Section 2.24.

          Section 2.23  Capital Adequacy.  In the event that any Regulatory
                        ----------------
Change reduces or shall have the effect of reducing the rate of return on any Bank's capital or the capital of its parent corporation (by an amount such Bank deems material) as a consequence of its Revolving Commitment and/or Advances and/or any Letters of Credit or any Bank's obligations to make Advances to cover Letters of Credit to a level below that which such Bank or its parent corporation could have achieved but for such Regulatory Change (taking into account such Bank's policies and the policies of its parent corporation with respect to capital adequacy), then the Borrower shall, within 30 days after written notice and demand from such Bank (with a copy to the Agent), pay to such Bank additional amounts sufficient to compensate such Bank or its parent corporation for such reduction. If any Bank fails to give such notice within 45 days after it obtains knowledge of such an event, such Bank shall, with respect to compensation payable pursuant to this Section, only be entitled to payment under this Section for diminished returns as a result of such reduction for the period from and after the date 45 days prior to the date that such Bank does give such notice. Any determination by such Bank under this Section and any certificate as to the amount of such reduction given to the Borrower by such Bank shall be final, conclusive and binding for all purposes, absent error.

          Section 2.24  Funding Losses; Eurodollar Rate Advances.  The Borrower
                        ----------------------------------------
shall compensate each Bank, upon its written request, for all losses, expenses and liabilities (including any interest paid by such Bank to lenders of funds borrowed by it to make or carry Eurodollar

Rate Advances and including loss of anticipated profits, in each case to the extent not recovered by such Bank in connection with the re-employment of such funds) which such Bank may sustain: (i) if for any reason, other than a default by such Bank, a funding of a Eurodollar Rate Advance does not occur on the date specified therefor in the Borrower's request or notice as to such Advance under
Section 2.2 or 2.4, or (ii) if, for whatever reason (including, but not limited to, acceleration of the maturity of Advances following an Event of Default), any repayment of a Eurodollar Rate Advance, or a conversion pursuant to Section 2.22, occurs on any day other than the last day of the Interest Period applicable thereto. A Bank's request for compensation shall set forth the basis for the amount requested and shall be final, conclusive and binding, absent error.

          Section 2.25  Discretion of Banks as to Manner of Funding.  Each Bank
                        -------------------------------------------
shall be entitled to fund and maintain its funding of Eurodollar Rate Advances in any manner it may elect, it being understood, however, that for the purposes of this Agreement all determinations hereunder (including, but not limited to, determinations under Section 2.24) shall be made as if such Bank had actually funded and maintained each Eurodollar Rate Advances during the Interest Period for such Advance through the purchase of deposits having a maturity corresponding to the last day of the Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period.

          Section 2.26  Optional Prepayment/Replacement of Banks.
                        ----------------------------------------

               (a) Within fifteen (15) days after receipt by the Borrower of written notice and demand from any Bank for payment pursuant to Section 2.21, 2.22 or 2.23 (any such Bank demanding such payment being referred to herein as an "Affected Bank"), and provided no Default or Event of Default has occurred and is continuing, the Borrower may, at its option, notify the Agent and such Affected Bank of its intention to do one of the following:

                    (i) The Borrower may obtain, at the Borrower's expense, a replacement Bank ("Replacement Bank") for such Affected Bank, which Replacement Bank shall be reasonably satisfactory to the Agent. In the event the Borrower obtains a Replacement Bank that will refinance all outstanding Obligations owed to such Affected Bank and assume its Commitments hereunder within ninety (90) days following notice of the Borrower's intention to do so, the Affected Lender shall sell and assign all of its rights and delegate all of its obligations under this Agreement to such Replacement Bank in accordance with the provisions of Section 9.6 hereof, provided that the Borrower has
                                            ---------
          reimbursed such Affected Bank for any administrative fee payable pursuant to Section 9.6 and, in any case where such replacement occurs as the result of a demand for payment pursuant to Sections 2.21, 2.22 or 2.23, paid all amounts required to be paid to such Affected Bank pursuant to Section 2.21, 2.22 or 2.23 through the date of such sale or assignment.

                    (ii) The Borrower may prepay in full all outstanding Obligations owed to such Affected Bank and terminate such Affected Bank's

          Revolving Commitment Amount, in which case the Total Revolving Commitment Amount will be reduced by the amount of such Affected Bank's Revolving Commitment Amount. The Borrower shall, within ninety
          (90) days following notice of its intention to do so, prepay in full all outstanding Obligations owed to such Affected Bank (including, in any case where such replacement occurs as the result of a demand for payment of increased costs, such Affected Bank's increased costs for which it is entitled to reimbursement under this Credit Agreement through the date of such prepayment), and terminated such Affected Bank's obligations under the Total Revolving Loan Commitment.

               (b) Within fifteen (15) days after receipt by the Borrower of written notice and demand from the LC Bank for payment pursuant to Section 2.14, and provided no Default or Event of Default has occurred and is continuing, the Borrower may, at its option and expense, request that another Bank be appointed the LC Bank, which Bank shall be reasonably satisfactory to the Agent. In the event the Bank selected by the Borrower consents to such appointment and agrees to assume the duties of LC Bank and become the issuer of all Letters of Credit, within ninety (90) days following notice of the Borrower's intention to do so the LC Bank shall sell and assign all of its rights and delegate all of its obligations as issuer of the Letters of Credit under this Agreement to such Bank, provided
                                                                        --------
     that the Borrower has paid all amounts required to be paid to the LC Bank pursuant to Section 2.14 through the date of such sale or assignment.

                                  ARTICLE III
                             CONDITIONS PRECEDENT

          Section 3.1  Conditions of Initial Transaction.  The making of the
                       ---------------------------------
initial Advance on the Revolving Loan shall be subject to the prior or simultaneous fulfillment of the following conditions:

               (a)  Documents.  The Agent shall have received the following in
                    ---------
     sufficient counterparts (except for the Notes) for each Bank:

                    (i) A Revolving Note drawn to the order of each Bank executed by a duly authorized officer (or officers) of the Borrower and dated the Closing Date.

                    (ii) The Security Documents executed by a duly authorized officer of the Borrower or Guarantor, as applicable, and dated the Closing Date.

                    (iii) For each Subsidiary, a certificate representing all of Borrower's or any Subsidiary's Equity Interests in such Subsidiary, together with a duly executed instrument of transfer or assignment in blank of said certificate.

                    (iv) A certificate of the Secretary or Assistant Secretary of the Borrower dated as of the Closing Date and certifying as to the following:

                          (A) A true and accurate copy of the corporate resolutions of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which the Borrower is a party contemplated hereby and thereby;

                          (B) The incumbency, names, titles and signatures of the officers of the Borrower authorized to execute the Loan Documents to which the Borrower is a party and to request Advances;

                          (C) A true and accurate copy of the Articles of Incorporation of the Borrower; and

                          (D) A true and accurate copy of the bylaws for the Borrower.

                    (v) A copy of the Articles of Incorporation of the Borrower with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its incorporation as of a date not more than 30 days prior to the Closing Date.

                    (vi) A certificate of good standing for the Borrower in the jurisdiction of its incorporation and in each State in which the character of the properties owned or leased by the Borrower or the business conducted by the Borrower makes such qualification necessary, certified by the appropriate governmental officials as of a date not more than 30 days prior to the Closing Date.

                    (vii) A certificate of the Secretary or Assistant Secretary of each Guarantor dated as of the Closing Date and certifying as to the following:

                          (A) A true and accurate copy of the corporate resolutions of such Guarantor authorizing the execution, delivery and performance of the Loan Documents to which such Guarantor is a party contemplated hereby and thereby;

                          (B) The incumbency, names, titles and signatures of the officers of such Guarantor authorized to execute the Loan Documents to which such Guarantor is a party;

                          (C) A true and accurate copy of the articles of incorporation, certificate of formation, certificate of limited partnership, or other comparable charter of such Guarantor; and

                           (D)  A true and accurate copy of the bylaws,
                    operating agreement, or partnership agreement, as applicable, for such Guarantor.

                    (viii) A copy of the articles of incorporation, certificate of formation or certificate of limited partnership, as applicable, of each Guarantor, together with all amendments thereto, certified by the appropriate governmental official of the jurisdiction of its formation as of a date not more than 30 days prior to the Closing Date.

                    (ix) A certificate of good standing for each Guarantor in the jurisdiction of its formation and in each State in which the character of the properties owned or leased by such Guarantor or the business conducted by such Guarantor makes such qualification necessary, certified by the appropriate governmental officials as of a date not more than 30 days prior to the Closing Date.

                    (x) Such corporate and other organizational documents and certificates as the Agent may reasonably request with respect to the due organization, good standing, power and authority of the Borrower or any Guarantor and incumbency of officers or other officials thereof.

                    (xi) Financial statements of the Borrower and the Subsidiaries for the Fiscal Year ended on December 31, 2000 and the fiscal quarter ended on April 1, 2001, consisting of consolidated statements of cash flow for such Fiscal Year and fiscal quarter, a consolidated statement of changes in stockholders' equity for such Fiscal Year, statements of income for each Restaurant for such Fiscal Year and fiscal quarter, and a consolidated balance sheet as at the end of such Fiscal Year and fiscal quarter, certified, in the case of the consolidated statements for such Fiscal Year, without qualification by Deloitte Touche or another firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Agent, together with all footnotes and any management letters, management reports or other supplementary comments or reports to the Borrower or its board of directors furnished by such accountants in connection with such financial statements, and such other information relating to the Borrower and the Subsidiaries, financial or otherwise, which the Agent may reasonably request.

                    (xii) A certificate dated the Closing Date executed by the chief executive officer or chief financial officer of the Borrower on its behalf certifying as to the matters set forth in Sections 3.2 (a) and 3.2 (b) below.

                    (xiii) A Certificate of Insurance prepared in accordance with ACORD 27 and ACORD 25, showing property, liability, automobile, and workers compensation insurance coverages carried by the Borrower and the Subsidiaries with insurance companies licensed to do business in the State of Minnesota and reasonably acceptable to the Agent, in such amounts as may be acceptable to the Agent, and otherwise providing evidence of the Borrower's compliance with Section 5.3 concerning insurance.

                    (xiv)  A calculation of the initial Borrowing Base.

                    (xv) Payoff letters duly executed by each creditor with respect to the Existing Credit Agreement confirming that Borrower has satisfied all Obligations (as defined in the Existing Credit Agreement) in full (other than contingent Obligations that by their terms survive the termination of the Existing Credit Agreement).

                    (xvi) A true, correct and complete copy of (A) each management agreement entered into by a Liquor License Entity and the Borrower or any Subsidiary, in form and substance satisfactory to the Agent, and (B) each indenture, loan or credit agreement or other material agreement, contract, lease or instrument identified on
          Schedule 4.23.

               (b)  Opinion.  The Borrower shall have requested Faegre & Benson,
                    -------
     its counsel, to prepare a written opinion, addressed to the Banks and dated the Closing Date, covering the matters set forth in Exhibit 3.1, and such opinion shall have been delivered to the Agent in sufficient counterparts for each Bank.

               (c)  Compliance.  The Borrower shall have performed and complied
                    ----------
     with all agreements, terms and conditions contained in this Agreement required to be performed or complied with by the Borrower prior to or simultaneously with the Closing Date.

               (d)  Existing Indebtedness.  The Commitments under and as defined
                    ---------------------
     in the Existing Credit Agreement shall have been terminated in their entirety and all liens securing the Existing Indebtedness shall have been released or terminated to the satisfaction of the Agent and its counsel.

               (e)  Security Documents.  All Security Documents (or financing
                    ------------------
     statements with respect thereto) shall have been appropriately filed or recorded to the satisfaction of the Agent; any pledged collateral shall have been duly delivered to the Agent; and the priority and perfection of the Liens created by the Security Documents shall have been established to the satisfaction of the Agent and its counsel.

               (f)  Other Matters.  All corporate and legal proceedings relating
                    -------------
     to the Borrower and the Guarantors and all instruments and agreements in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in scope, form and substance to the Agent, the Banks and the Agent's special counsel, and the Agent shall have received all information and copies of all documents, including records of corporate proceedings, as any Bank or such special counsel may reasonably have requested in connection therewith, such documents where appropriate to be certified by proper corporate or governmental authorities.

               (g)  Fees and Expenses.  The Agent shall have received for itself
                    -----------------
     and for the account of the Banks all fees and other invoiced amounts due and payable by the Borrower on or prior to the Closing Date, including the invoiced reasonable fees and expenses of counsel to the Agent payable pursuant to Section 9.2.

          Section 3.2  Conditions Precedent to all Advances and Letters of
                       ---------------------------------------------------
Credit.  The obligation of the Banks to make any Advances hereunder (including
------
the initial Advance on the Revolving Loan) and of the Agent to issue each Letter of Credit (including the initial Letter of Credit) shall be subject to the fulfillment of the following conditions:

               (a)  Representations and Warranties.  The representations and
                    ------------------------------
     warranties contained in Article IV shall be true and correct on and as of the Closing Date and on the date of each Advance or the date of issuance of each Letter of Credit, with the same force and effect as if made on such date.

               (b)  No Default.  No Default or Event of Default, or Material
                    ----------
     Adverse Occurrence first occurring after April 1, 2001, shall have occurred and be continuing on the Closing Date and on the date of each Advance or the date of issuance of each Letter of Credit or will exist after giving effect to the Loans made on such date or the Letter of Credit so issued.

               (c)  No Merger/Acquisition.  Neither the Borrower nor any of the
                    ---------------------
     Subsidiaries shall have made any commitment to (i) merge or consolidate with any other entity or (ii) acquire all or substantially all of the assets of any other entity, unless such merger, consolidation or acquisition would not be prohibited by the terms of this Agreement.

               (d)  Notices and Requests.  The Agent shall have received the
                    --------------------
     Borrower's request for such Advance or such Letter of Credit as required under Section 2.2 or Section 2.10.

               (e)  No Adverse Development in Litigation.  No development shall
                    ------------------------------------
     have occurred in any litigation, arbitration or governmental investigation or proceeding disclosed in writing by the Borrower to the Agent under this Agreement, which would constitute a Material Adverse Occurrence.

               (f)  Additional Material Agreements.  The Borrower shall have
                    ------------------------------
     delivered to the Agent a copy of each "material contract" (as such term is defined in Item 6.01(b)(10) of Regulation S-K promulgated by the Securities Exchange Commission) to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of the Borrower's or any Subsidiary's properties may be bound, which has not been previously disclosed in, and a copy included with, any report or registration statement previously filed by the Borrower with the Securities Exchange Commission pursuant to the requirements of the Securities Act or the Exchange Act, or any successor law, and regulations and rules issued pursuant to the Securities Act or the Exchange Act or any successor law thereto.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Banks to enter into this Agreement, the Banks to make Advances hereunder and the Agent to issue Letters of Credit, the Borrower represents and warrants to the Agent and the Banks:

          Section 4.1  Organization, Standing, Etc.  The Borrower is a
                       ---------------------------
corporation duly incorporated and validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted, to enter into this Agreement and to issue the Notes and to perform its obligations under the Loan Documents to which it is a party. Each Subsidiary is a corporation, limited partnership or limited liability company duly formed and validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite corporate, limited partnership or limited liability company power and authority to carry on its business as now conducted. Each of the Borrower and the Subsidiaries (a) holds all certificates of authority, licenses and permits necessary to carry on its business as presently conducted in each jurisdiction in which it is carrying on such business, except where the failure to hold such certificates, licenses or permits would not constitute a Material Adverse Occurrence, and (b) is duly qualified and in good standing as a foreign corporation, limited partnership or limited liability company in each jurisdiction in which the character of the properties owned, leased or operated by it or the business conducted by it makes such qualification necessary and the failure so to qualify would permanently preclude the Borrower or such Subsidiary from enforcing its rights with respect to any material assets or expose the Borrower or any Subsidiary to any Material Adverse Occurrence.

          Section 4.2  Authorization and Validity.  The execution, delivery and
                       --------------------------
performance by the Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary corporate action by the Borrower, and this Agreement constitutes, and the Notes and other Loan Documents to which it is a party when executed will constitute, the legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to limitations as to enforceability which might result from bankruptcy, insolvency, moratorium and other similar laws affecting creditors' rights generally and subject to general principles of equity.

          Section 4.3  No Conflict; No Default.  Except as set forth on Schedule
                       -----------------------
4.3, the execution, delivery and performance by the Borrower of the Loan Documents to which it is a party will not (a) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Borrower, (b) violate or contravene any provision of the Articles of Incorporation or bylaws of the Borrower, or (c) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or any of its properties may be bound or result in the creation of any Lien on the assets of the Borrower or the Subsidiaries thereunder (except in the case of clause (a) or (c), above, where the violation, breach or default or the creation of such Lien could not adversely effect the validity or enforceability of the Loan Documents or constitute a Material Adverse Occurrence). Except as set forth on
Schedule 4.3, neither the Borrower nor any Subsidiary is in default under or in violation of any such law, statute, rule or regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, loan or credit agreement or other agreement, lease or instrument in any case in which the consequences of such default or violation could constitute a Material Adverse Occurrence.

          Section 4.4  Government Consent.  No order, consent, approval,
                       ------------------
license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Borrower to authorize, or is required on the part of the Borrower in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Loan Documents to which the Borrower is a party, except for any necessary filing or recordation of or with respect to any of the Security Documents and except as set forth on
Schedule 4.3, and except where the failure to obtain such order, consent, approval, license, authorization, validation or exemption, or to make such filing, recording or registration, could not adversely effect the validity or enforceability of the Loan Documents or constitute a Material Adverse Occurrence.

          Section 4.5  Financial Statements and Condition.  The Borrower's
                       ----------------------------------
audited consolidated financial statements as at, and for the Fiscal Year ended, December 31, 2000 and its unaudited financial statements as at, and for the fiscal quarter ended April 1, 2001, as heretofore furnished to the Bank, have been prepared in accordance with GAAP on a consistent basis (except for the absence of footnotes and subject to year-end audit adjustments as to the interim statements) and fairly present, in all material respects, the consolidated financial condition of the Borrower and the Subsidiaries as at such dates and the results of their consolidated operations and their consolidated cash flows for the respective periods then ended. As of April 1, 2001, neither the Borrower nor any Subsidiary had any material Indebtedness, Contingent Liability, liability for taxes or long-term lease obligation, nor other material obligation which is not reflected in the unaudited financial statements as of April 1, 2001, or in the notes thereto, and which would be required to be reflected therein in accordance with GAAP. Since April 1, 2001, there has been no Material Adverse Occurrence.

          Section 4.6  Litigation.  Except as set forth on Schedule 4.6, there
                       ----------
are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or adversely affecting the Borrower or any Subsidiary or any of their properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Borrower or such Subsidiary, would constitute a Material Adverse Occurrence.

          Section 4.7  Environmental, Health and Safety Laws.  Except as set
                       -------------------------------------
forth on Schedule 4.7, there does not exist any violation by the Borrower or any Subsidiary of any applicable federal, state or local law, rule or regulation or order of any government, governmental department, board, agency or other instrumentality relating to environmental, pollution, health or safety matters which will or threatens to impose a material liability on the Borrower or a Subsidiary or which would require a material expenditure by the Borrower or such Subsidiary to cure. Except as set forth on Schedule 4.7, neither the Borrower nor any Subsidiary has received any notice to the effect that any part of its operations or properties is not in material compliance with any such law, rule, regulation or order or notice that it or its property is the subject of any governmental investigation evaluating whether any remedial action is needed to respond to any release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to constitute a Material Adverse Occurrence. Except as set forth in Schedule 4.7, the Borrower does not have knowledge that it or its property or any Subsidiary or the property of any Subsidiary will become subject to environmental laws or regulations during the term of this Agreement, compliance with which could reasonably be expected to require Capital Expenditures which would constitute a Material Adverse Occurrence.

          Section 4.8  ERISA.  Each Plan is in compliance in all material
                       -----
respects with all applicable requirements of ERISA and the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and the Code setting forth those requirements. No Reportable Event has occurred and is continuing with respect to any Plan subject to Title IV of ERISA. All of the minimum funding standards applicable to such Plans have been satisfied and there exists no event or condition which would reasonably be expected to result in the institution of proceedings to terminate any Plan under Section 4042 of ERISA. With respect to each Plan subject to Title IV of ERISA, as of the most recent valuation date for such Plan, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Agent) of such Plan's projected benefit obligations did not exceed the fair market value of such Plan's assets.

          Section 4.9  Federal Reserve Regulations.  Neither the Borrower nor
                       ---------------------------
any Subsidiary is engaged principally or as one of its principal activities in the business of extending credit for the purpose of purchasing or carrying margin stock (as defined in Regulation U of the Board). The value of all margin stock owned by the Borrower does not constitute more than 25% of the value of the assets of the Borrower.

          Section 4.10 Title to Property; Leases; Liens; Subordination.  Each
                       -----------------------------------------------
of the Borrower and the Subsidiaries has (a) good and marketable title to its owned real properties and (b) good and sufficient title to, or valid, subsisting and enforceable leasehold interest in, its other material properties, including all real properties and other material properties and assets referred to as owned by the Borrower and the Subsidiaries in the most recent financial statement referred to in Section 4.5 (other than property and assets disposed of since April 1, 2001, in the ordinary course of business or, after the date of this Agreement, as permitted under Section 6.2). None of such properties is subject to a Lien, except as allowed under Section 6.14. The Borrower has not subordinated any of its material rights under any obligation owing to it to the rights of any other person.

          Section 4.11 Taxes.  Except as set forth in Schedule 4.11, each of
                       -----
the Borrower and the Subsidiaries has filed all federal, state and local tax returns required to be filed and has paid or made provision for the payment of all taxes due and payable pursuant to such returns and pursuant to any assessments made against it or any of its property and all other taxes, fees and other charges imposed on it or any of its property by any governmental authority (other than taxes, fees or charges the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with GAAP have been provided on the books of the Borrower, and other than taxes, fees, or charges, or returns which would have properly reported taxes, fees or charges, not in excess of $100,000 in the aggregate in any Fiscal Year, inclusive of any interest or penalties in relation to such taxes, fees, charges or returns). No tax Liens have been filed and not subsequently released (other than tax Liens permitted by Section 6.14), and no material claims are being asserted as of the date of this Agreement with respect to any such taxes, fees or charges (other than those being contested in good faith in accordance with Section 5.4 hereof). Except as set forth in Schedule 4.11, the charges, accruals and reserves on the books of the Borrower in respect of taxes and other governmental charges are adequate and the Borrower knows of no proposed tax assessment against it or any Subsidiary or any basis therefor which would constitute a Material Adverse Occurrence.

          Section 4.12  Trademarks, Patents.  Except as set forth on Schedule
                        -------------------
4.12 , each of the Borrower and the Subsidiaries possesses or has the right to use all of the material patents, trademarks, trade names, service marks and copyrights, and applications therefor, and all material technology, know-how, processes, methods and designs, used in or necessary for the conduct of its business, without known material conflict with the rights of others.

          Section 4.13  Burdensome Restrictions.  Neither the Borrower nor any
                        -----------------------
Subsidiary is a party to or otherwise bound by any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter, corporate or partnership restriction which constitutes a Material Adverse Occurrence.

          Section 4.14  Force Majeure.  Since April 1, 2001, the business,
                        -------------
properties and other assets (taken as a whole) of the Borrower and the Subsidiaries have not been materially and adversely affected in any way as the result of any fire or other casualty, strike, lockout, or other labor trouble, embargo, sabotage, confiscation, condemnation, riot, civil disturbance, activity of armed forces or act of God.

          Section 4.15  Investment Company Act.  Neither the Borrower nor any
                        ----------------------
Subsidiary is an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.16  Public Utility Holding Company Act.  Neither the
                        ----------------------------------
Borrower nor any Subsidiary is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" of a holding company or of a subsidiary company of a holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          Section 4.17  Retirement Benefits.  Except as required under Section
                        -------------------
4980B of the Code, Section 601 of ERISA or applicable state law, neither the Borrower nor any Subsidiary is obligated to provide post-retirement medical or insurance benefits with respect to employees or former employees.

          Section 4.18  Full Disclosure.  Subject to the following sentence,
                        ---------------
neither the financial statements referred to in Section 4.5 nor any other certificates, written statements, exhibits or reports furnished by or on behalf of the Borrower in connection with or pursuant to this Agreement, when taken as a whole, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained therein not misleading. Certificates or statements furnished by or on behalf of the Borrower to the Agent or the Banks consisting of projections or forecasts of future results or events have been prepared in good faith and based on good faith estimates and assumptions of the management of the Borrower, and the Borrower has no reason to believe that such projections or forecasts for any periods or portions of periods not yet completed (as modified by any updates thereof delivered to the Bank) are not reasonable.

          Section 4.19  Solvency.  On the Closing Date, after giving effect to
                        --------
all Advances, (a) the present fair saleable value of the assets of the Borrower and the Subsidiaries is in excess of the total amount of their liabilities (including for purposes of the definition all liabilities, whether or not reflected on a balance sheet prepared in accordance with GAAP, and whether direct or indirect, fixed or contingent, secured of unsecured, disputed or undisputed); and (b) the Borrower and the Subsidiaries will be able to pay their obligations as they mature in the ordinary course of business as proposed to be conducted following the Closing Date; and (c) the Borrower and the Subsidiaries do not have unreasonably small capital to carry out the business as proposed to be conducted following the Closing Date. For purposes of this Section 4.19, "present fair saleable value" means the value which would be realized from an interested purchaser aware of all relevant information relating to the assets or group of assets being sold and who is willing to purchase under ordinary selling conditions in an existing and not theoretical market if the assets or group of assets are disposed of within a period of six (6) months to one year.

          Section 4.20  Liquor License Entities.  Schedule 4.20 sets forth, as
                        -----------------------
of the date of this Agreement, a list of each Liquor License Entity, its jurisdiction of organization, the Restaurant at which such Liquor License Entity operates the bar or for which it holds the liquor license, the date of issuance of, and the entity issuing, such liquor license, and the outstanding principal amount of any loan made by the Borrower or any Subsidiary to such Liquor License Entity. As of the Closing Date, (i) neither the Borrower nor any Subsidiary owns directly or indirectly the Equity Interests of any Liquor License Entity,
(ii) each Liquor License Entity operating the bar at a Restaurant holds the liquor license for such Restaurant, (iii) each Liquor License Entity operating the bar at a Restaurant operates such bar pursuant to a management agreement delivered to the Agent, and (iv) the liquor laws of the state, county or municipality in which a Restaurant, the bar of which is operated by a Liquor License Entity, is located requires that a Liquor License Entity hold the liquor license for such Restaurant and operate the bar at such Restaurant if such Restaurant is to serve liquor.

          Section 4.21  Capitalization of Borrower and Subsidiaries.  Schedule
                        -------------------------------------------
4.21 sets forth, as of the date of this Agreement:

               (a)  for Borrower, its jurisdiction of organization,

               (b) a list of all Subsidiaries of the Borrower and, as applicable, the number and percentage of the authorized, issued and outstanding Equity Interests owned beneficially or of record by the Borrower or any such Subsidiary therein, and the jurisdiction of organization of that Subsidiary.

As of the Closing Date, all of the outstanding capital stock of the Borrower will be validly issued, fully paid and nonassessable, and all of the outstanding Equity Interests of the Subsidiaries will be validly issued, fully paid and nonassessable, and will be owned beneficially and of record directly as set forth on Schedule 4.21, subject to no Liens other than Liens in favor of the Agent, for itself and the benefit of the Banks, and the restrictions set forth in Schedule 4.21. Except as reflected on Schedule 4.21, as of the Closing Date, none of the Subsidiaries has outstanding any capital stock appreciation or phantom capital stock rights or plans or other similar rights with respect to its Equity Interests, or is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any of its Equity Interests.
Except as set forth on Schedule 4.21, there are no statutory or contractual preemptive rights or rights of first offer or refusal with respect to the Equity Interests of any of the Subsidiaries. Neither the Borrower nor any of the Subsidiaries has violated in any material respect any applicable securities laws in connection with the offer, sale or issuance of any of its respective Equity Interests.

          Section 4.22  Obligations Senior Debt.  The Obligations shall at all
                        -----------------------
times be considered senior in right of payment to the indebtedness evidenced by the Subordinated Debt, including without limitation, the Subordinated Debentures.

          Section 4.23  Restaurant Locations; Material Contracts and Agreements.
                        -------------------------------------------------------
Schedule 4.23 identifies the location of each Restaurant owned or operated by the Borrower or any Subsidiary as of the Closing Date and (i) if such Restaurant (or the real property on which such Restaurant is located) is not owned by the Borrower or a Subsidiary, describes the lease pursuant to which the Borrower or its Subsidiary leases or operates such Restaurant and identifies the name and address of the lessor under each such lease, or (ii) if such Restaurant (or the real property on which such Restaurant is located) is owned by the Borrower or a Subsidiary, identifies whether any mortgage or deed of trust in respect of such Restaurant (or real property) has been granted by the Borrower or a Subsidiary and, if so, describes such mortgage or deed of trust and the amounts secured thereby, and identifies the name and address of the mortgagee or other beneficiary under such mortgage or deed of trust. As of the Closing Date, except as set forth on Schedule 4.23, each indenture, loan or credit agreement or any other "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the Securities and Exchange Commission) to which the Borrower or any Subsidiary is a party or by which the Borrower or any Subsidiary or any of the Borrower's or any Subsidiary's properties may be bound has been disclosed in, and a copy has been included with, a report or registration statement filed by Borrower with the Securities and Exchange Commission, pursuant to the requirements of the Securities Act of 1933 ("Securities Act") or the Securities and Exchange Act of 1934 ("Exchange Act"), or any successor law, and regulations and rules issued pursuant to the Securities Act or Exchange Act or any successor law thereto.

          Section 4.24  Deposit Accounts and Securities Accounts.  Schedule 4.24
                        ----------------------------------------
identifies, as of the Closing Date, each "deposit account" (as defined in Section 9-102 of Article 9 of the Uniform Commercial Code as adopted in the State of Illinois) and "securities account" (as defined in Section 8-501 of
Article 8 of the Uniform Commercial Code as adopted in the State of Illinois) established by the Borrower or any Subsidiary, or in the Borrower's or any Subsidiary's name, the name of the bank, financial institution or other holder of each such account, its address and the account name and/or number assigned to each such account. The only securities accounts maintained by the Borrower or a Subsidiary as of the Closing Date are identified, along with certain deposit accounts, in Part I of Schedule 4.24.

                                   ARTICLE V
                             AFFIRMATIVE COVENANTS

          Until any obligation of the Banks hereunder to make Advances and of the Agent to issue Letters of Credit shall have expired or been terminated and all the other Obligations have been paid in full and all outstanding Letters of Credit shall have expired or shall have been returned to the Agent, or the liability of the Agent thereon shall have been otherwise discharged, unless the Agent shall otherwise consent in writing:

          Section 5.1  Financial Statements and Reports.  The Borrower will
                       --------------------------------
furnish to the Agent:

               (a) As soon as available and in any event within 120 days after the end of each Fiscal Year of the Borrower, the financial statements of the Borrower and the Subsidiaries consisting of consolidated statements of cash flow and changes in stockholders' equity for such Fiscal Year, statements of income for each Restaurant for such Fiscal Year, and a consolidated balance sheet as at the end of such Fiscal Year, setting forth in each case in comparative form corresponding figures from the previous annual audit, certified, in the case of the consolidated statements, without qualification by Deloitte Touche or another firm of independent certified public accountants of recognized national standing selected by the Borrower and reasonably acceptable to the Agent, together with all footnotes and any management letters, management reports or other supplementary comments or reports to the Borrower or its board of directors furnished by such accountants in connection with such financial statements, provided that, as long as the Borrower is required to file reports on Form 10-K with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, the Borrower shall be deemed to have fulfilled its obligations to furnish to the Agent, by the date prescribed in this Section 5.1(a), the financial statements, management letters , management reports or other supplementary comments or reports in respect of any Fiscal Year by furnishing to the Agent a copy of said report for such Fiscal Year.

               (b) Together with the audited financial statements required under Section 5.1(a), a statement by the accounting firm performing such audit to the effect that it has reviewed this Agreement and that in the course of performing its examination nothing came to its attention that caused it to believe that any Default or Event of Default exists, or, if such Default or Event of Default existed, specifying the nature and period of existence thereof.

               (c) As soon as available and in any event within 30 days after the end of each fiscal month in each Fiscal Year, an unaudited consolidated statement of cash flow for the Borrower and the Subsidiaries for such month and for the period from the beginning of such Fiscal Year to the end of such month, an unaudited statement of income for each Restaurant for such month and for the period from the beginning of such Fiscal Year to the end of such month, and an unaudited consolidated balance sheet of the Borrower and the Subsidiaries as at the end of such month, setting forth in comparative form figures for the corresponding period for the preceding Fiscal Year, accompanied by a certificate in the form of Exhibit 5.1 (c) hereto signed by the chief financial officer of the Borrower setting forth in reasonable detail a calculation of the Borrowing Base determined as of the end of such month and stating that such financial statements present fairly, in all material respects, the consolidated financial condition of the Borrower and the Subsidiaries and that the same have been prepared in accordance with GAAP (except for the absence of footnotes and subject to year-end audit adjustments).

               (d) As soon as available and in any event within 30 days after the end of each of the first three fiscal quarters of each Fiscal Year (or 45 days after the end of each of the first three fiscal quarters of each Fiscal Year, if the Borrower is required to file reports on Form 10-Q with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, in respect of such fiscal quarter), an unaudited consolidated statement of cash flow for the Borrower and the Subsidiaries for such quarter and for the period from the beginning of such Fiscal Year to the end of such quarter, an unaudited statement of income for each Restaurant for such quarter and for the period from the beginning of such Fiscal Year to the end of such quarter, and an unaudited consolidated balance sheet of the Borrower and the Subsidiaries as at the end of such quarter, setting forth in comparative form figures for the corresponding period for the preceding Fiscal Year, accompanied by a certificate signed by the chief financial officer of the Borrower stating that such financial statements present fairly, in all material respects, the consolidated financial condition of the Borrower and the Subsidiaries and that the same have been prepared in accordance with GAAP (except for the absence of footnotes and subject to year-end audit adjustments).

               (e) As soon as practicable and in any event within 45 days after the end of each fiscal quarter, a Compliance Certificate signed by the chief financial officer of the Borrower demonstrating in reasonable detail compliance (or noncompliance, as the case may be) with these Sections:
     6.10, 6.16, 6.17, 6.18, 6.19, 6.20 and 6.21 as at the end of such quarter, and stating that as at the end of such quarter there did not exist any Default or Event of Default or, if such Default or Event of Default existed, specifying the nature and period of existence thereof and what action the Borrower proposes to take with respect thereto.

               (f) As soon as practicable and in any event at least 30 days prior to the beginning of each Fiscal Year of the Borrower, a statement of forecasted income for each Restaurant for each fiscal month in such Fiscal Year, and a consolidated forecasted balance sheet of the Borrower and the Subsidiaries, as at the end of each such fiscal month in such Fiscal Year, together with supporting assumptions, all in reasonable detail and reasonably satisfactory in scope to the Agent.

               (g) Immediately upon any officer of the Borrower becoming aware of any Default or Event of Default, a notice describing the nature thereof and what action the Borrower proposes to take with respect thereto.

               (h) Immediately upon any officer of the Borrower becoming aware of the occurrence, with respect to any Plan, of any Reportable Event or any Prohibited Transaction, a notice specifying the nature thereof and what action the Borrower proposes to take with respect thereto, and, when received, copies of any notice from PBGC of intention to terminate or have a trustee appointed for any Plan.

               (i) Promptly, but in any event not later than ten Business Days after the mailing or filing thereof, copies of all financial statements, reports and proxy statements mailed to the Borrower's shareholders generally, and copies of all registration statements, periodic reports and other documents filed by the Borrower with the Securities and Exchange Commission (or any successor thereto) or any national securities exchange.

               (j) From time to time, such other information regarding the business, operation and financial condition of the Borrower and the Subsidiaries as the Agent may reasonably request.

          Section 5.2  Corporate Existence.  The Borrower will maintain, and
                       -------------------
cause each Subsidiary to maintain, its existence as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of organization and its qualification to transact business in each jurisdiction where failure so to qualify would permanently preclude the Borrower or such Subsidiary from enforcing its rights with respect to any material asset or would expose the Borrower or such Subsidiary to any material liability; provided, however, that nothing herein shall prohibit the merger or liquidation and dissolution of any Subsidiary allowed under Section 6.1.

          Section 5.3  Insurance.  The Borrower shall maintain, and shall cause
                       ---------
each Subsidiary to maintain, with financially sound and reputable insurance companies such insurance as may be required by law and such other insurance in such amounts and against such hazards as is customary in the case of reputable firms engaged in the same or similar business and similarly situated.

          Section 5.4  Payment of Taxes and Claims.  The Borrower shall file,
                       ---------------------------
and cause each Subsidiary to file, all tax returns and reports which are required by law to be filed by it and will pay, and cause each Subsidiary to pay, before they become delinquent all taxes, assessments and governmental charges and levies imposed upon it or its property and all claims or demands of any kind (including but not limited to those of suppliers, mechanics, carriers, warehouses, landlords and other like Persons) which, if unpaid, might result in the creation of a Lien upon its property (other than taxes, fees, assessments, levies, claims, demands or charges, or returns or reports which would have properly reported taxes, assessments, levies, fees or charges, not in excess of $100,000 in the aggregate in any Fiscal Year, inclusive of any interest or penalties in relation to such taxes, assessments, levies, fees, charges or returns); provided that the foregoing items need not be paid if they are being contested in good faith by appropriate proceedings, and as long as the Borrower's or such Subsidiary's title to its property is not materially adversely affected, its use of such property in the ordinary course of its business is not materially interfered with and adequate reserves with respect thereto have been set aside on the Borrower's or such Subsidiary's books in accordance with GAAP.

          Section 5.5  Inspection.  The Borrower shall permit any Person
                       ----------
designated by the Agent, upon reasonable notice, to visit and inspect any of the properties, corporate books and financial records of the Borrower and the Subsidiaries, to examine and to make copies of the books of accounts and other financial records of the Borrower and the Subsidiaries, and to discuss the affairs, finances and accounts of the Borrower and the Subsidiaries with, and to be advised as to the same by, its officers at such reasonable times and intervals as the Agent may designate (which shall be not less than once during each fiscal quarter of the Borrower). So long as no Event of Default exists, the Borrower shall reimburse the Agent for the reasonable out-of-pocket cost of not more than one audit of collateral in each Fiscal Year and any other visits, inspections and examinations shall be at the expense of the Banks, but any such visits, inspections and examinations made while any Event of Default is continuing shall be at the expense of the Borrower.

          Section 5.6  Maintenance of Properties.  The Borrower will maintain,
                       -------------------------
and cause each Subsidiary to maintain, its material properties used or useful in the conduct of its business in good condition, repair and working order (normal wear and tear excepted), and supplied with all necessary equipment, and make all necessary repairs, renewals, replacements, betterments and improvements thereto, all as may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

          Section 5.7  Books and Records.  The Borrower will keep, and will
                       -----------------
cause each Subsidiary to keep, adequate and proper records and books of account in which full and correct entries will be made of its dealings, business and affairs.

          Section 5.8  Compliance.  The Borrower will comply, and will cause
                       ----------
each Subsidiary to comply, in all material respects with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject; provided, however, that failure so to comply shall not be a breach of this covenant if such failure does not constitute a Material Adverse Occurrence and the Borrower or such Subsidiary is acting in good faith and with reasonable dispatch to cure such noncompliance.

          Section 5.9   Notice of Litigation.  The Borrower will give prompt
                        --------------------
written notice to the Agent of (a) the commencement of any action, suit or proceeding before any court or arbitrator or any governmental department, board, agency or other instrumentality adversely affecting the Borrower or any Subsidiary or any property of the Borrower or a Subsidiary or to which the Borrower or a Subsidiary is a party in which an adverse determination or result could constitute a Material Adverse Occurrence, or (other than any litigation where the insurance insures against the damages claimed and the insurer has assumed defense of the litigation without reservation) in which the damages claimed could exceed $200,000 on an individual claim or $500,000 when aggregated with other such claims, stating the nature and status of such action, (b) any material arbitration or governmental investigation or proceeding not previously disclosed by the Borrower to the Agent which has been instituted or, to the knowledge of the Borrower, is threatened against the Borrower or any of the Subsidiaries or to which its or any Subsidiaries' property is subject and which, if determined adversely to the Borrower or such Subsidiary, would constitute a Material Adverse Occurrence; and (c) any adverse development which occurs in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Borrower to the Agent which, if determined adversely to the Borrower or such Subsidiary, would constitute a Material Adverse Occurrence, provided that no such notice by the Borrower shall, per se, excuse the Borrower
                                                    ------
from complying with the terms of Section 3.2.

          Section 5.10  ERISA.  The Borrower will maintain, and cause each ERISA
                        -----
Affiliate to maintain, each Plan in compliance with all material applicable requirements of ERISA and of the Code and with all material applicable rulings and regulations issued under the provisions of ERISA and of the Code and will not and not permit any of the ERISA Affiliates to (a) engage in any transaction in connection with which the Borrower or any of the ERISA Affiliates would be subject to either a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code, in either case in an amount exceeding $100,000, (b) fail to make full payment when due of all amounts which, under the provisions of any Plan, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, or permit to exist any accumulated funding deficiency (as such term is defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect to any Plan in an aggregate amount exceeding $100,000 or (c) fail to make any payments in an aggregate amount exceeding $100,000 to any Multiemployer Plan that the Borrower or any of the ERISA Affiliates may be required to make under any agreement relating to such Multiemployer Plan or any law pertaining thereto.

          Section 5.11  Environmental Matters; Reporting.  The Borrower will
                        --------------------------------
observe and comply with, and cause each Subsidiary to observe and comply with, all applicable laws, rules, regulations and orders of any government or government agency relating to health, safety, pollution, hazardous materials or other environmental matters to the extent non-compliance could result in a material liability for Borrower or any Subsidiary or otherwise constitute a Material Adverse Occurrence. The Borrower will give the Agent prompt written notice of any violation of any environmental law, rule, regulation or order by the Borrower or any Subsidiary of which the Borrower becomes aware and of the commencement of any judicial or administrative proceeding against the Borrower or any Subsidiary relating to health, safety or environmental matters (a) in which an adverse determination or result is reasonably likely to result in the revocation of or have a material adverse effect on any operating permits, air emission permits, water discharge permits, hazardous waste permits or other permits held by the Borrower or any Subsidiary which are material to the operations of the Borrower and the Subsidiaries taken as whole, or (b) which will or is reasonably likely to impose a material liability on the Borrower or such Subsidiary to any Person or which will require a material expenditure by the Borrower or such Subsidiary to cure any alleged problem or violation.

          Section 5.12  Reaffirmation of Guaranties.  When so requested by the
                        ---------------------------
Agent from time to time, the Borrower will promptly cause the Guarantors, and any other Person who may hereafter guaranty the Obligations or any part thereof, to execute and deliver to the Agent reaffirmations of their respective Guaranties in such form as the Agent may require.

          Section 5.13  Further Assurances.  The Borrower shall promptly correct
                        ------------------
any non-material or patent defect or error that may be discovered in any Loan Document or in the execution, acknowledgment or recordation of any Loan Document. Promptly upon request by the Agent, the Borrower also shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all conveyances, mortgages, deeds of trust, trust deeds, assignments, estoppel certificates, financing statements and continuations thereof, notices of assignment, transfers, certificates, assurances and other instruments as the Agent may reasonably require from time to time in order: (a) to carry out more effectively the purposes of the Loan Documents; (b) to perfect and maintain the validity, effectiveness and priority of any security interests intended to be created by the Loan Documents; and (c) to better assure, convey, grant, assign, transfer, preserve, protect and confirm unto the Agent or the Banks the rights granted now or hereafter intended to be granted to the Agent or the Banks under any Loan Document or under any other instrument executed in connection with any Loan Document or that the Borrower may be or become bound to convey, mortgage or assign to the Agent for the benefit of the Banks in order to carry out the intention or facilitate the performance of the provisions of any Loan Document. The Borrower shall furnish to the Agent evidence satisfactory to the Agent of every such recording, filing or registration.

          Section 5.14  Operating Leases Relating to Real Property and
                        ----------------------------------------------
Landlords' Waivers.  Not more than 60 days after the Closing Date, the Borrower
------------------
agrees to deliver to the Agent, for each Restaurant listed on Schedule 4.23 which is not owned by the Borrower or a Subsidiary, either a landlord waiver executed by the owner of the real property on which such Restaurant is located in the form attached as Exhibit 5.14 or written evidence of Borrower's good faith efforts to obtain such a landlord waiver. Not fewer than five (5) Business Days after execution of any new Operating Lease relating to real property or renewal of any existing Operating Lease relating to real property, the Borrower agrees to provide an executed copy thereof to the Agent. With respect to Operating Leases related to real property entered into from and after the Closing Date (whether a new Operating Lease related to real property or the renewal of an existing Operating Lease related to real property), the Borrower shall attach to or incorporate in any proposed lease and request the lessor thereunder to provide a landlord waiver in the form attached hereto as Exhibit 5.14, and shall negotiate in good faith to obtain such landlord waiver from such lessor.

          Section 5.15  New Restaurants.  The Borrower agrees that each new
                        ---------------
Restaurant created or acquired from and after the Closing Date shall be owned or leased and operated only by a Wholly-Owned Subsidiary, the Equity Interests (which shall be certificated) of which (or, in the case of a Foreign Subsidiary, 65% of the Equity Interests of which) have been pledged and delivered to the Agent pursuant to the Pledge Agreement or a Pledge Agreement (Subsidiary), as applicable, except that a non-profit entity (each, a "Liquor License Entity" and collectively, the "Liquor License Entities"), the Equity Interests of which are not owned directly or indirectly by the Borrower or any of its Subsidiaries or pledged and delivered to the Agent, shall be permitted to hold the liquor license for a Restaurant and operate the bar at such Restaurant to the extent necessary to comply with the liquor laws of the state, county or municipality in which such Restaurant is located; provided that (i) the Borrower shall give the
                                  --------
Agent prior written notice of any such proposed Liquor License Entity organized after the date of this Agreement, (ii) the Borrower shall provide to the Agent any additional information regarding the Liquor License Entity that the Agent may reasonably request, (iii) if requested by the Agent, the Borrower shall provide to the Agent an opinion of counsel that the holding of the liquor license and operation of the bar by the Liquor License Entity is necessary to comply with applicable liquor laws if such Restaurant is to serve liquor, and
(iv) the Liquor License Entity shall operate the bar pursuant to the terms of a management agreement (A) delivered to the Agent within ten (10) days of its execution that is in substantially the form of the management agreements delivered to, and approved by, the Agent under Section 3.1(a)(xvi) hereof or (B) otherwise approved in writing by the Agent in its reasonable discretion.

          Section 5.16  Deposit Accounts and Securities Accounts.  Not more than
                        ----------------------------------------
60 days after the Closing Date, the Borrower agrees to deliver to the Agent, for each deposit account, securities account or other account described in Part I of
Schedule 4.24 (other than deposit accounts maintained with the Agent), a "control agreement" in form and substance reasonably satisfactory to the Agent, and duly executed by the Borrower or the Subsidiary which is the account party with respect to such account and the financial institution or securities intermediary at which such account is maintained, provided that in the event that the Borrower is unable to obtain such "control agreement" within such 60-day period, the Borrower shall have an additional 120-day period in which to relocate such account to a financial institution or securities intermediary which will enter into a "control agreement" in form and substance reasonably satisfactory to the Agent and duly executed by the Borrower or the Subsidiary which is the account party with respect to such relocated account and the financial institution or securities intermediary at which such relocated account is maintained.

          Section 5.17  Mortgages and Deeds of Trust on Owned Properties.  After
                        ------------------------------------------------
an Event of Default has occurred and is continuing, the Borrower will deliver, and will cause each Subsidiary to deliver, at the written request of the Majority Banks, mortgages and deeds of trust in favor of the Agent for the benefit of the Banks, in form and substance reasonably satisfactory to the Agent and the Majority Banks, on each parcel of real property owned by the Borrower or a Subsidiary.

                                  ARTICLE VI
                              NEGATIVE COVENANTS

          Until any obligation of the Banks hereunder to make Advances and of the Agent to issue Letters of Credit shall have expired or been terminated and all the other Obligations have been paid in full and all outstanding Letters of Credit shall have expired or shall have been returned to the Agent, or the liability of the Agent thereon shall have been otherwise discharged, unless the Agent shall otherwise consent in writing:

          Section 6.1  Merger.  The Borrower will not merge or consolidate or
                       ------
enter into any analogous reorganization or transaction with any Person or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution) or permit any Subsidiary to do any of the foregoing; provided, however, any
                                                     --------  -------
Subsidiary may be merged with or liquidated into the Borrower or any Wholly Owned Subsidiary which has executed and delivered a Guaranty and a Security Agreement (Guarantor) (and, in connection with any such liquidation, dissolved) if the Borrower or such Wholly-Owned Subsidiary, in the case of a merger, is the surviving corporation.

          Section 6.2   Disposition of Assets.  The Borrower will not, and will
                        ---------------------
not permit any Subsidiary to, directly or indirectly, sell, assign, lease, convey, transfer or otherwise dispose of (whether in one transaction or a series of transactions) any property (including accounts and notes receivable, with or without recourse) or enter into any agreement to do any of the foregoing, except:

               (a) dispositions of inventory, or used, worn-out or surplus equipment, all in the ordinary course of business;

               (b) the sale of equipment to the extent that such equipment is exchanged for credit against the purchase price of similar replacement equipment, or the proceeds of such sale are applied with reasonable promptness to the purchase price of such replacement equipment;

               (c) the sale, assignment, lease, conveyance, transfer or other disposition of property by the Borrower to any Wholly-Owned Subsidiary or by a Subsidiary to the Borrower or any Wholly-Owned Subsidiary; provided
                                                                     --------
     that such transferee Subsidiary shall have executed and delivered to the Agent a Guaranty and a Security Agreement (Guarantor) and related UCC financing statements for filing in such jurisdictions as the Agent may request;

               (d) the sale of any real property or Restaurant equipment as part of a sale leaseback transaction in which the Borrower or a Subsidiary becomes the lessee of such real property or equipment; provided that (i) no
                                                            --------
     such sale leaseback transaction shall be permitted at any time an Event of Default has occurred and is continuing, (ii) for each such sale leaseback transaction, the Borrower shall have delivered to the Agent a pro forma Compliance Certificate showing compliance as of the end of the immediately preceding fiscal quarter of the Borrower for which a Compliance Certificate has been provided with Sections 6.10, 6.16, 6.17, 6.18, 6.19, 6.20 and 6.21 after giving effect to such sale leaseback transaction, and (iii) with reasonable promptness, the net cash proceeds paid to the Borrower or a Subsidiary in connection with such sale leaseback transaction shall be used to pay down the outstanding principal balance of the Revolving Loans or, if no such principal balance exists, shall be either (A) deposited into a deposit account or securities account maintained by the Borrower or any Subsidiary for which a "control agreement," in form and substance reasonably satisfactory to the Agent, has been executed and delivered to the Agent, or into an Excluded Account, or (B) within 30 calendar days after the closing of such sale leaseback transaction or the withdrawal from any such deposit account, securities account or Excluded Account, reinvested by the Borrower or a Subsidiary in the development of a new Restaurant or the maintenance or operation of an existing Restaurant;

               (e) dispositions of Investments permitted under Section 6.12(n) upon the exercise of options granted under the Key Employee Share Ownership Plan; and

               (f) other dispositions of property during the term of this Agreement whose net book value in the aggregate does not exceed five percent (5%) of the Borrower's total consolidated assets as shown on its balance sheet for its most recent prior fiscal quarter; provided that no
                                                             --------
     disposition which is permitted under this Section 6.2(e) at the time it is consummated shall thereafter cease to be permitted because of a subsequent decrease in the Borrower's total consolidated assets.

          Section 6.3  Plans.  The Borrower will not permit, and will not allow
                       -----
any ERISA Affiliate to permit, any event to occur or condition to exist which would permit any Plan to terminate under any circumstances which would cause the Lien provided for in Section 4068 of ERISA to attach to any assets of the Borrower or any ERISA Affiliate; and the Borrower will not permit, as of the most recent valuation date for any Plan subject to Title IV of ERISA, the present value (determined on the basis of reasonable assumptions employed by the independent actuary for such Plan and previously furnished in writing to the Agent) of such Plan's projected benefit obligations to exceed the fair market value of such Plan's assets.

          Section 6.4  Change in Nature of Business.  The Borrower will not, and
                       ----------------------------
will not permit any Subsidiary to, make any material change in the nature of the business of the Borrower or such Subsidiary, as carried on at the date hereof.

          Section 6.5  Subsidiaries.
                       ------------

               (a) After the date of this Agreement, the Borrower will not, and will not permit any Subsidiary to, form or acquire any Person which would thereby become a Subsidiary, except that, the Borrower or any Subsidiary may form a corporation, limited liability company, or limited partnership ("New Entity") that would thereby become a Wholly-Owned Subsidiary provided such Borrower or Subsidiary provides 30 days' prior written notice to the Agent of any initial capitalization of such New Entity in excess of any deminimus capitalization necessary for the organization of such New Entity. In the event the Borrower hereafter forms a New Entity that thereby becomes a Wholly-Owned

     Subsidiary, then upon such formation such New Entity shall promptly: (a) certificate all Equity Interests in such New Entity in form and substance reasonably satisfactory to the Agent and its counsel; and (b) deliver a Guaranty, a Security Agreement (Guarantor) and related UCC financing statements for filing in such jurisdictions as the Agent shall request, all duly executed by such New Entity, and the Borrower shall deliver to the Agent (x) in the case of a New Entity owned directly by the Borrower, an amendment to the Pledge Agreement in respect of such New Entity in form and substance reasonably satisfactory to the Agent; and (y) in the case of a New Entity owned by a Subsidiary, a Pledge Agreement (Subsidiary) in respect of such New Entity, in each case duly executed by the Borrower or the applicable Subsidiary, and the certificates representing the Borrower's or the applicable Subsidiary's ownership of 100% of the Equity Interests of such New Entity, together with stock powers or other comparable assignment forms related thereto requested by the Agent; provided, however, that in
                                                   --------  -------
     the event such New Entity is a Foreign Subsidiary, the Borrower or the applicable Subsidiary shall be required to pledge only 65% of the Equity Interests of such New Entity and such New Entity will not be required to execute and deliver a Guaranty, a Security Agreement (Guarantor) or UCC financing statements.

               (b) Notwithstanding the provisions of this Section to the contrary if, following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Borrower reasonably acceptable to the Agent does not, within 30 days after a written request from the Agent or the Majority Banks, deliver evidence, in form and substance reasonably satisfactory to the Agent, with respect to any Foreign Subsidiary that has not already had 100% of its Equity Interests pledged pursuant to a Pledge Agreement or Pledge Agreement (Subsidiary) that (i) a pledge of 66-2/3% or more of the total combined voting power of all classes of Equity Interests of such Foreign Subsidiary entitled to vote, and (ii) the entering into by such Foreign Subsidiary of a Guaranty and Security Agreement (Guarantor), in any such case could reasonably be expected to cause (I) the undistributed earnings of such Foreign Subsidiary as determined for federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for federal income tax purposes or (II) other material adverse federal income tax consequences to the Borrower or any Subsidiary, then in the case of a failure to deliver the evidence described in clause (i) above, that portion of the Foreign Subsidiary's Equity Interests owned by the Borrower or a Subsidiary and not theretofore pledged pursuant to the Pledge Agreement or Pledge Agreement (Subsidiary), as the case may be, shall be pledged pursuant to the Pledge Agreement or a Pledge Agreement (Subsidiary), as the case may be, and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver a Pledge Agreement (Subsidiary), if applicable, a Guaranty and a Security Agreement (Guarantor), in each case to the extent that the entering into of such documents is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section to be in form and substance reasonably satisfactory to the Agent.

          Section 6.6  Negative Pledges; Subsidiary Restrictions.  The Borrower
                       -----------------------------------------
will not, and will not permit any Subsidiary to, enter into any agreement, bond, note or other instrument with or for the benefit of any Person other than the Agent which would (i) prohibit the Borrower or such Subsidiary from granting, or otherwise limit the ability of the Borrower or such Subsidiary to grant, to the Agent any Lien on any assets or properties of the Borrower or such Subsidiary (other than assets or properties subject to Liens permitted by Section 6.14(i) or Section 6.14(j)), or (ii) require the Borrower or such Subsidiary to grant a Lien to any other Person if the Borrower or such Subsidiary grants any Lien to the Agent. The Borrower will not permit any Subsidiary to place or allow any restriction, directly or indirectly, on the ability of such Subsidiary to (a) pay dividends or any distributions on or with respect to such Subsidiary's capital stock or
(b) make loans or other cash payments to the Borrower (other than restrictions contained in this Agreement).

          Section 6.7  Restricted Payments.  The Borrower will not, and will not
                       -------------------
permit any of the Partially-Owned Subsidiaries to, make any Restricted Payments; provided that,

               (a) the Borrower may make dividends, distributions, payments, redemptions or purchases payable solely in, or in exchange for, common stock of the Borrower; and

               (b) as long as no Default or Event of Default shall exist or would be created thereby, the Borrower may (i) repurchase common stock issued pursuant to options or awards granted to directors, officers, employees or consultants under any Stock-Based Incentive Plan, (ii) repurchase common stock upon the exercise by it of its purchase rights under any of the Paisano Partner Program Stock Purchase Agreements, and
     (iii) make dividends, distributions, payments, redemptions or purchases out of the net cash proceeds of a Public Offering if and only if the Borrower has previously made all payments then due under Sections 2.5, 2.6(a), 2.6(b), 2.8(b) and 2.8(c).

          Section 6.8  Transactions with Affiliates.  Except as set forth on
                       ----------------------------
Schedule 6.8, the Borrower will not, and will not permit any Subsidiary to, enter into any transaction with any Affiliate of the Borrower, except upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than would obtain in a comparable arm's-length transaction with a Person not an Affiliate.

          Section 6.9  Accounting Changes.  The Borrower will not, and will not
                       ------------------
permit any Subsidiary to, make any significant change in accounting treatment or reporting practices, except as required by GAAP, or change its Fiscal Year or the fiscal year of any Subsidiary.

          Section 6.10  Capital Expenditures.  The Borrower will not, and will
                        --------------------
not permit any Subsidiary to, make Capital Expenditures in an amount exceeding, on a consolidated basis, $50,000,000 in any Fiscal Year; provided that all
                                                         --------
Capital Expenditures shall be invested in the development of new Restaurants or the maintenance of existing Restaurants or in the construction, acquisition, repair or maintenance of the Borrower's corporate headquarters.

          Section 6.11  Subordinated Debt.  The Borrower will not, and will not
                        -----------------
permit any Subsidiary to (a) make any scheduled payment of the principal of or interest on any Subordinated Debt which would be prohibited by the terms of such Subordinated Debt and any related subordination agreement; (b) directly or indirectly make any prepayment on or purchase, redeem or defease any Subordinated Debt or offer to do so (whether such prepayment, purchase or redemption, or offer with respect thereto, is voluntary or mandatory); (c) amend or cancel the subordination provisions applicable to any Subordinated Debt; (d) take or omit to take any action if as a result of such action or omission the subordination of such Subordinated Debt, or any part thereof, to the Obligations might be terminated, impaired or adversely affected; or (e) omit to give the Agent prompt notice of any notice received from any holder of Subordinated Debt, or any trustee therefor, or of any default under any agreement or instrument relating to any Subordinated Debt by reason whereof such Subordinated Debt might become or be declared to be due or payable;

          Section 6.12  Investments.  The Borrower will not, and will not permit
                        -----------
any Subsidiary to, acquire for value, make, have or hold any Investments, except:

               (a)  Investments existing on the date of this Agreement.

               (b) Travel and expense advances to management personnel and employees in the ordinary course of business.

               (c) Investments in readily marketable direct obligations issued or guaranteed by the United States or any agency thereof and supported by the full faith and credit of the United States.

               (d) A deposit account with Century Bank having funds in an aggregate amount not to exceed $125,000, plus interest accrued thereon and deposited therein; and certificates of deposit or bankers' acceptances in any amount of or by any commercial bank organized under the laws of the United States or any State thereof which has (i) combined capital and surplus of at least $100,000,000, and (ii) a credit rating with respect to its unsecured indebtedness from a nationally recognized rating service of at least "A".

               (e) Commercial paper given the highest rating by two nationally recognized rating services.

               (f) Repurchase agreements relating to securities issued or guaranteed as to principal and interest by the United States of America.

               (g) Other readily marketable Investments in debt securities which are reasonably acceptable to the Agent.

               (h) Equity Interests in any Subsidiary, the formation or acquisition of which is permitted under Section 6.5, and contributions to the capital of any such Subsidiary or any other Wholly Owned Subsidiary which has executed and delivered to the Agent a Guaranty and a Security Agreement (Guarantor).

               (i) Loans from the Borrower to any Wholly-Owned Subsidiary which (except in the case of Foreign Subsidiaries) has executed and delivered to the Bank a

     Guaranty and (except in the case of BUCA (Wheeling), Inc.) a Security Agreement (Guarantor).

               (j) Investments in the real and personal property assets of individual restaurant locations for consideration of no more than $2,000,000 per location.

               (k) Loans from the Borrower or any Subsidiary to employees of the Borrower or any Subsidiary the aggregate outstanding principal amount of which does not exceed $250,000 at any time.

               (l) Investments in entities that operate restaurants if (i) the aggregate cost of such Investments to the Borrower or Subsidiary originally acquiring or making such Investments does not exceed $250,000 for the period from the Closing Date through the Termination Date, or (ii) such Investments are acquired or made solely with the proceeds of the sale of any other Investments permitted by this Section 6.12(1).

               (m) Acquisitions of restaurants or entities that operate restaurants if (i) such acquisition is made solely in consideration for the issuance of Equity Interests of the Borrower, and (ii) such restaurants are converted to Restaurants not later than one year following the closing date of such acquisition.

               (n) Investments made by the Borrower to hedge its obligations under the Key Employee Share Ownership Plan or any options granted pursuant thereto, in an amount not to exceed $5,000,000 in the aggregate.

               (o) Loans to Liquor License Entities in the aggregate outstanding principal amount of no more than $250,000 at any time.

Any Investments under clauses (c), (d), (e) or (f) above (other than the deposit account with Century Bank) must mature within one year of the acquisition thereof by the Borrower or a Subsidiary.

          Section 6.13  Indebtedness.  The Borrower will not, and will not
                        ------------
permit any Subsidiary to, incur, create, issue, assume or suffer to exist any Indebtedness, except:

               (a)  The Obligations.

               (b) Current Liabilities, other than for borrowed money, incurred in the ordinary course of business.

               (c) Indebtedness existing on the date of this Agreement and disclosed on Schedule 6.13 , but not including any extension or refinancing thereof.

               (d) Indebtedness secured by Liens permitted under Section 6.14(a) through Section 6.14(h).

               (e) Indebtedness secured by Liens permitted under Section 6.14(i) in an aggregate principal amount, in the case of any such Indebtedness secured by Liens on personal property, not to exceed $2,500,000 at any one time outstanding.

               (f)  Subordinated Debt.

               (g) Indebtedness owing to the Borrower from any Wholly-Owned Subsidiary which has executed and delivered to the Bank a Guaranty and (except in the case of BUCA (Wheeling), Inc.) a Security Agreement (Guarantor).

               (h) Indebtedness with respect to the Century Bank Letter of Credit or the USBNA Letter of Credit.

               (i)  Contingent Obligations permitted under Section 6.15.

          Section 6.14  Liens.  The Borrower will not, and will not permit any
                        -----
Subsidiary to, create, incur, assume or suffer to exist any Lien, or enter into, or make any commitment to enter into, any arrangement for the acquisition of any properly through conditional sale, lease-purchase or other title retention agreements, with respect to any property now owned or hereafter acquired by the Borrower or a Subsidiary, except:

               (a) Liens granted to the Agent for itself and for the benefit of the Banks under the Security Documents to secure the Obligations.

               (b) Liens existing on the date of this Agreement and disclosed on Schedule 6.14.

               (c) Deposits or pledges to secure payment of workers' compensation, unemployment insurance, old age pensions or other social security obligations in the ordinary course of business of the Borrower or a Subsidiary.

               (d) Liens for taxes, fees, assessments and governmental charges not delinquent or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 5.4.

               (e) Liens of carriers, warehousemen, landlords, mechanics and materialmen, and other like Liens arising in the ordinary course of business, for sums not due or to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of
     Section 5.4.

               (f) Liens incurred or deposits or pledges made or given in connection with, or to secure payment of, indemnity, performance, appeal, or other similar bonds.

               (g) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution;

     provided that (i) such deposit account is not a dedicated cash collateral
     --------
     account and is not subject to restriction against access by the Borrower or a Subsidiary in excess of those set forth by regulations promulgated by the Board, and (ii) such deposit account is not intended by the Borrower or any Subsidiary to provide collateral to the depository institution.

               (h) Encumbrances on real property in the nature of zoning restrictions, easements, rights of way, encroachments, restrictive covenants and other similar rights or restrictions, whether or not of record, on the use of real property, which encumbrances do not materially detract from the value of such property or materially impair the use thereof in the business of the Borrower or a Subsidiary.

               (i) The interest of any lessor under any Capitalized Lease or purchase money liens on personal property; provided, that, (i) the Indebtedness secured thereby is permitted by this Agreement and (ii) such Liens are limited to the property acquired and do not secure Indebtedness other than the related Capitalized Lease Obligations or the purchase price of such personal property.

               (j) Liens on cash in bank accounts securing rents and other obligations under real property leases, provided that no obligations under any single lease shall be secured by cash in an amount in excess of $200,000.

               (k) Liens securing Indebtedness incurred with respect to the Century Bank Letter of Credit on assets of the Borrower having a fair market value not to exceed $125,000, plus interest accrued thereon.

               (l) Rights of participants under the Key Employee Share Ownership Plan or options granted pursuant thereto.

          Section 6.15  Contingent Liabilities.  The Borrower will not, and will
                        ----------------------
not permit any Subsidiary to, be or become liable on any Contingent Obligations, except Contingent Obligations existing on the date of this Agreement and described on Schedule 6.15, Contingent Obligations under any Guaranty, and Contingent Obligations of the Borrower incurred from and after the Closing Date with respect to obligations of Subsidiaries under leases of real property.

          Section 6.16  Average Annual Comparable Restaurant Sales Growth.  The
                        -------------------------------------------------
Borrower will not permit the Average Annual Comparable Restaurant Sales Growth as of the last day of any fiscal quarter to be negative.

          Section 6.17  Average Restaurant Annual Cash Flow.  The Borrower will
                        -----------------------------------
not permit the Average Restaurant Annual Cash Flow as of the last day of any fiscal quarter to be less than $500,000.

          Section 6.18  Interest/Operating Lease Payment Coverage Ratio.  The
                        -----------------------------------------------
Borrower will not permit the Interest/Operating Lease Payment Coverage Ratio as of the last day of any fiscal quarter to be less than the 2.75 to 1.00.

          Section 6.19  Fixed Charge Coverage Ratio.  The Borrower will not
                        ---------------------------
permit the Fixed Charge Coverage Ratio as of the last day of any fiscal quarter to be less than 1.75 to 1.00.

          Section 6.20  Cash Flow Leverage Ratio.  The Borrower will not permit
                        ------------------------
the Cash Flow Leverage Ratio as of the last day of any fiscal quarter to be greater than 2.75 to 1.00.

          Section 6.21  Net Worth.  The Borrower will not permit its Net Worth
                        ---------
as of the last day of any fiscal quarter to be less than:

               (a) for each fiscal quarter during Fiscal Year 2001, $93,951,000; and

               (b) for each fiscal quarter during any Fiscal Year thereafter, the greater of (A) the minimum required Net Worth during the preceding Fiscal Year or (B) 90% of the actual Net Worth as of the end of the preceding Fiscal Year.

          Section 6.22  Loan Proceeds.  The Borrower will not, and will not
                        -------------
permit any Subsidiary to, use any part of the proceeds of the Loans or Advances directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock (as defined in Regulation U of the Board) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund Indebtedness originally incurred for such purpose or (b) for any purpose which entails a violation of, or which is inconsistent with, the provisions of Regulations U or X of the Board.

          Section 6.23  Modification of Ownership or Equity Structure.  The
                        ---------------------------------------------
Borrower will not permit any Subsidiary to issue or authorize the issuance of Equity Interests of such Subsidiary (other than qualifying shares or other Equity Interest held by directors or other Persons performing similar functions) which would result in any other Person becoming an owner thereof; issue or authorize the issuance of options to purchase Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof; issue or authorize the issuance of warrants to purchase Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof; issue or authorize the issuance of securities or instruments convertible into Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof; or authorize, issue or grant any stock appreciation rights, phantom stock, profit participations or other similar rights with respect to the Equity Interests of such Subsidiary which immediately, or in the future upon the exercise of rights granted therein, would result in any other Person becoming an owner thereof.

          Section 6.24  Annual Additional Restaurants.  The Borrower will not,
                        -----------------------------
nor will it permit any Subsidiary to, open more than 20 new Restaurants, in the aggregate, in any Fiscal Year.

          Section 6.25  Limitations on Deposit Accounts and Securities Accounts.
                        -------------------------------------------------------
The Borrower will not, nor will it permit any Subsidiary to, establish or maintain any securities account other than those securities accounts set forth on Schedule 4.24 unless the Borrower or such Subsidiary has, upon establishment of an additional securities account, delivered to the Agent a "control agreement" in form and substance reasonably satisfactory to the Agent and duly executed by the Borrower or the Subsidiary which is the account party with respect to such securities account and the securities intermediary at which such account is maintained. For each deposit account or securities account established or maintained by the Borrower or a Subsidiary for which a "control agreement" in form and substance reasonably satisfactory to the Agent has not been executed and delivered to the Agent (other than such accounts maintained with the Agent and such accounts for which "control agreements" must be maintained under Section 5.16 but with respect to which the time period for obtaining such "control agreements" or for relocating such accounts under Section 5.16 has not yet expired (collectively, the "Excluded Accounts")), the Borrower will not, nor will it permit any Subsidiary to, maintain a balance in such account of greater than $100,000 for more than 5 consecutive Business Days.

                                  ARTICLE VII
                        EVENTS OF DEFAULT AND REMEDIES

          Section 7.1  Events of Default.  The occurrence of any one or more of
                       -----------------
the following events shall constitute an Event of Default:

               (a) The Borrower shall fail to make when due, whether by acceleration or otherwise, any payment of principal of or interest on any Note or any other Obligation required to be made to the Agent or any Bank pursuant to this Agreement, provided that failure to pay interest shall not
                                 --------
     constitute an Event of Default if such failure does not continue for more than two Business Days.

               (b) Any representation or warranty made by or on behalf of the Borrower, any Subsidiary or any Guarantor in this Agreement or any other Loan Document or by or on behalf of the Borrower, any Subsidiary or any Guarantor in any certificate, written statement, report or document herewith or hereafter furnished to any Bank or the Agent pursuant to this Agreement or any other Loan Document shall prove to have been false or misleading in any material respect on the date as of which the facts set forth are stated or certified.

               (c) The Borrower shall fail to comply with Section 5.2, 5.3 or
     5.5 or any Section of Article VI.

               (d) The Borrower shall fail to comply with any other agreement, covenant or term contained in this Agreement (other than those hereinabove set forth in this Section 7.1) or under Section 2(d) or Section 7 of the Trademark Assignment, and such failure to comply shall continue for thirty
     (30) calendar days after whichever of the following dates is the earliest:
     (i) the date the Borrower gives notice of such failure to the Agent, (ii) the date the Borrower should have given notice of such failure to the Agent pursuant to Section 5.1(g), and (iii) the date the Agent or any Bank gives notice of such failure to the Borrower.

               (e) Any default (however denominated or defined) shall occur under any Guaranty or the Trademark Assignment (other than those set forth in Section 7.1 (d)), or any "Event of Default," as defined in any other Security Document, shall occur.

               (f) The Borrower, any Subsidiary or any Guarantor shall become insolvent or shall generally not pay its debts as they mature or shall apply for, shall consent to, or shall acquiesce in the appointment of a custodian, trustee or receiver of the Borrower, such Subsidiary or such Guarantor or for a substantial part of the property thereof or, in the absence of such application, consent or acquiescence, a custodian, trustee or receiver shall be appointed for the Borrower, a Subsidiary or a Guarantor or for a substantial part of the property thereof and shall not be discharged within 60 days, or the Borrower, any Subsidiary or any Guarantor shall make an assignment for the benefit of creditors.

               (g) Any bankruptcy, reorganization, debt arrangement or other proceedings under any bankruptcy or insolvency law shall be instituted by or against the Borrower, any Subsidiary or any Guarantor, and, if instituted against the Borrower, any Subsidiary or any Guarantor, shall have been consented to or acquiesced in by the Borrower, such Subsidiary or such Guarantor, or shall remain undismissed for 60 days, or an order for relief shall have been entered against the Borrower, such Subsidiary or such Guarantor.

               (h) Any dissolution or liquidation proceeding not permitted by
     Section 6.1 shall be instituted by or against the Borrower or a Subsidiary or any Guarantor, and, if instituted against the Borrower, any Subsidiary or any Guarantor, shall be consented to or acquiesced in by the Borrower, such Subsidiary or such Guarantor or shall remain for 60 days undismissed.

               (i) Any judgment for the payment of money in excess of the lesser of 1% of the Borrower's consolidated total assets as of the end of the most recently completed fiscal quarter and $1,600,000, or judgments for the payment of money in excess of, in the aggregate at any time, the lesser of 3% of the Borrower's consolidated total assets as of the end of the most recently completed fiscal quarter and $5,500,000, shall be rendered against the Borrower or a Subsidiary and either (i) the judgment creditor executes on such judgment or (ii) such judgment remains unpaid or undischarged for more than 60 days from the date of entry thereof or such longer period during which execution of such judgment shall be stayed during an appeal from such judgment.

               (j) The maturity of any material Indebtedness of the Borrower (other than Indebtedness under this Agreement) or a Subsidiary shall be accelerated, or the Borrower or a Subsidiary shall fail to pay any such material Indebtedness when due (after the lapse of any applicable grace period) or, in the case of such Indebtedness payable on demand, when demanded (after the lapse of any applicable grace period), or any event shall occur or condition shall exist and shall continue for more than the period of grace, if any, applicable thereto and shall have the effect of causing, or permitting the holder of any such Indebtedness or any trustee or other Person acting on behalf of such holder to cause, such material Indebtedness to become due prior to its stated maturity or any collateral given as security therefor to be realized upon. For purposes of this Section, Indebtedness of the Borrower or a Subsidiary shall be deemed "material" if it exceeds, as to any item of Indebtedness or in the aggregate for all items of Indebtedness with respect to which any of the events described in this Section 7.10) has occurred, the lesser of 3% of the Borrower's consolidated total assets as of the end of the most recently completed fiscal quarter and $5,500,000.

               (k) Any execution or attachment shall be issued whereby any substantial part of the property of the Borrower or any Subsidiary shall be taken or attempted to be taken and the same shall not have been vacated or stayed within 60 days after the issuance thereof.

               (1) Any Guarantor shall repudiate or purport to revoke its, his or her Guaranty, or any Guaranty for any reason shall cease to be in full force and effect as to the Guarantor executing and delivering the same or shall be judicially declared null and void as to such Guarantor.

               (m) Any Security Document shall, at any time, cease to be in full force and effect or shall be judicially declared null and void, or the validity or enforceability thereof shall be contested by the Borrower, or the Agent or the Banks shall cease to have a valid and perfected security interest having the priority contemplated thereunder in all of the collateral described therein, other than by action or inaction of the Agent or the Banks, if (i) the aggregate value of the collateral affected by any of the foregoing exceeds $2,000,000 and (ii) any of the foregoing shall remain unremedied for ten days or more after receipt of notice thereof by the Borrower from the Agent.

               (n) Any Change of Control shall occur.

               (o) Joseph Micatrotto shall cease to be the President and Chief Executive Officer of the Borrower, and a successor President and Chief Executive Officer approved by a majority of the Board of Directors of the Borrower shall not have been appointed within 60 days.

          Section 7.2  Remedies.  If (a) any Event of Default described in
                       --------
Sections 7.1(f), (g) or (h) shall occur with respect to the Borrower, the Commitments shall automatically terminate and the Notes and all other Obligations shall automatically become immediately due and payable and the Borrower shall without demand pay into the Holding Account an amount equal to the aggregate undrawn face amount of all outstanding Letters of Credit; or (b) any other Event of Default shall occur and be continuing, then, upon receipt by the Agent of a request in writing from the Majority Banks, the Agent shall take any of the following actions so requested: (i) declare the Commitments terminated, whereupon the Commitments shall terminate, (ii) declare the outstanding unpaid principal balance of the Notes, the accrued and unpaid interest thereon and all other Obligations to be forthwith due and payable, whereupon the Notes, all accrued and unpaid interest thereon and all such Obligations shall immediately become due and payable, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything in this Agreement or in the Notes to the contrary notwithstanding, and (iii) demand that the Borrower pay into the Holding Account an amount equal to the aggregate undrawn face amount of all outstanding Letters of Credit. Upon the occurrence of any of the events described in clause (a) of the preceding sentence, or upon the occurrence of any of the events described in clause (b) of the preceding sentence when so requested by the Majority Banks, the Agent may exercise all rights and remedies under any of the Loan Documents, and enforce all rights and remedies under any applicable law.

          Section 7.3  Offset.  In addition to the remedies set forth in Section
                       ------
7.2, upon the occurrence of any Event of Default and thereafter while the same be continuing, the Borrower hereby irrevocably authorizes each Bank to set off any Obligations owed to such Bank against all deposits and credits of the Borrower with, and any and all claims of the Borrower against, such Bank. Such right shall exist whether or not such Bank shall have made any demand hereunder or under any other Loan Document, whether or not the Obligations, or any part thereof, or deposits and credits held for the account of the Borrower is or are matured or unmatured, and regardless of the existence or adequacy of any collateral, guaranty or any other security, right or remedy available to such Bank or the Banks. Each Bank agrees that, as promptly as is reasonably possible after the exercise of any such setoff right, it shall notify the Borrower of its exercise of such setoff right; provided, however, that the failure of such Bank to provide such notice shall not affect the validity of the exercise of such setoff rights. Nothing in this Agreement shall be deemed a waiver or prohibition of or restriction on any Bank to all rights of banker's Lien, setoff and counterclaim available pursuant to law.

                                  ARTICLE VIII
                                   THE AGENT

          The following provisions shall govern the relationship of the Agent with the Banks.

          Section 8.1  Appointment and Authorization.  Each Bank appoints and
                       -----------------------------
authorizes the Agent to take such action as agent on its behalf and to exercise such respective powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. Neither the Agent nor any of its directors, officers or employees shall be liable to the Banks for any action taken or omitted to be taken by it under or in connection with the Loan Documents, except for its own gross negligence or willful misconduct. The Agent shall act as an independent contractor in performing its obligations as Agent hereunder and nothing herein contained shall be deemed to create any fiduciary relationship among or between the Agent, the Borrower, or the Banks.

          Section 8.2  Note Holders.  The Agent may treat the payee of any Note
                       ------------
as the holder thereof until written notice of transfer shall have been filed with it, signed by such payee and in form satisfactory to the Agent.

          Section 8.3  Consultation With Counsel.  The Agent may consult with
                       -------------------------
legal counsel selected by it and shall not be liable to the Banks for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

          Section 8.4  Loan Documents.  The Agent shall not be under a duty to
                       --------------
examine or pass upon the validity, effectiveness, genuineness or value of any of the Loan Documents or any other instrument or document furnished pursuant thereto, and the Agent shall be entitled to assume that the same are valid, effective and genuine and what they purport to be.

          Section 8.5  BofA and Affiliates.  With respect to its Revolving
                       -------------------
Commitments and the Revolving Loan made by it, BofA shall have the same rights and powers under the Loan Documents as any other Bank and may exercise the same as though it were not the Agent consistent with the terms thereof, and BofA and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower as if it were not the Agent.

          Section 8.6  Action by Agent.  Except as may otherwise be expressly
                       ---------------
stated in this Agreement, the Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights which may be vested in it by, or with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, the Loan Documents. The Agent shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to the Loan Documents or applicable law. The Agent shall incur no liability to the Banks under or in respect of any of the Loan Documents by acting upon any notice, consent, certificate, warranty or other paper or instrument believed by it to be genuine or authentic or to be signed by the proper party or parties and to be consistent with the terms of this Agreement.

          Section 8.7  Credit Analysis.  Each Bank has made, and shall continue
                       ---------------
to make, its own independent investigation or evaluation of the operations, business, property and condition, financial and otherwise, of the Borrower in connection with entering into this Agreement and has made its own appraisal of the creditworthiness of the Borrower. Except as explicitly provided herein, the Agent has no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect to such operations, business, property, condition or creditworthiness, whether such information comes into its possession on or before the first Event of Default or at any time thereafter.

          Section 8.8  Notices of Event of Default, Etc.  In the event that the
                       --------------------------------
Agent shall have acquired actual knowledge of any Event of Default or Default, the Agent shall promptly give notice thereof to the Banks.

          Section 8.9  Indemnification.  Each Bank agrees to indemnify the
                       ---------------
Agent, as Agent (to the extent not reimbursed by the Borrower), ratably according to such Bank's share of the Total Revolving Commitment Amount from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on or incurred by the Agent in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. No payment by any Bank under this Section shall relieve the Borrower of any of its obligations under this Agreement.

          Section 8.10  Payments and Collections.  All funds received by the
                        ------------------------
Agent in respect of any payments made by the Borrower on the Notes, Revolving Commitment Fees or Letter of Credit Fees shall be distributed forthwith by the Agent among the Banks, in like currency and funds as received, ratably according to each Bank's Revolving Percentage. After any Event of Default has occurred, all funds received by the Agent, whether as payments by the Borrower or as realization on collateral or on any guaranties, shall (except as may otherwise be required by law) be distributed by the Agent in the following order: (a) first to the Agent or any Bank who has incurred unreimbursed costs of collection with respect to any Obligations hereunder, ratably to the Agent and each Bank in the proportion that the costs incurred by the Agent or such Bank bear to the total of all such costs incurred by the Agent and all Banks; (b) next to the Agent for the account of the Banks (in accordance with their respective Revolving Percentages) for application on the Notes; (c) next to the Agent for the account of the Banks (in accordance with their respective Revolving Percentages) for any unpaid Revolving Commitment Fees or Letter of Credit Fees owing by the Borrower hereunder ; and (d) last to the Agent to be held in the Holding Account to cover any outstanding Letters of Credit.

          Section 8.11  Sharing of Payments.  If any Bank shall receive and
                        -------------------
retain any payment, voluntary or involuntary, whether by setoff, application of deposit balance or security, or otherwise, in respect of Indebtedness under this Agreement or the Notes in excess of such Bank's share thereof as determined under this Agreement, then such Bank shall purchase from the other Banks for cash and at face value and without recourse, such participation in the Notes held by such other Banks as shall be necessary to cause such excess payment to be shared ratably as aforesaid with such other Banks; provided, that if such excess payment or part thereof is thereafter recovered from such purchasing Bank, the related purchases from the other Banks shall be rescinded ratably and the purchase price restored as to the portion of such excess payment so recovered, but without interest. Subject to the participation purchase obligation above, each Bank agrees to exercise any and all rights of setoff, counterclaim or banker's lien first fully against any Notes and participations therein held by such Bank, next to any other Indebtedness of the Borrower to such Bank arising under or pursuant to this Agreement and to any participations held by such Bank in Indebtedness of the Borrower arising under or pursuant to this Agreement, and only then to any other Indebtedness of the Borrower to such Bank.

          Section 8.12  Advice to Banks.  The Agent shall forward to the Banks
                        ---------------
copies of all notices, financial reports and other communications received hereunder from the Borrower by it as Agent, excluding, however, notices, reports and communications which by the terms hereof are to be furnished by the Borrower directly to each Bank.

          Section 8.13  Resignation.  If at any time the Agent shall deem it
                        -----------
advisable, in its sole discretion, it may submit to each of the Banks and the Borrower a written notification of its resignation as Agent under this Agreement, such resignation to be effective upon the appointment of a successor Agent, but in no event later than 30 days from the date of such notice. Upon submission of such notice, the Majority Banks may appoint a successor Agent; provided, however, that, with respect to any
                           --------  -------
successor Agent appointed while no Default or Event of Default has occurred and is continuing, such successor Agent is consented to by the Borrower (which consent shall not be unreasonably withheld).

                                  ARTICLE IX
                                 MISCELLANEOUS

          Section 9.1  Modifications.  Notwithstanding any provisions to the
                       -------------
contrary herein, any term of this Agreement may be amended with the written consent of the Majority Banks (or the Agent with the written consent of the Majority Banks) and the Borrower; provided that no amendment, modification or waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective except in the specific instance and for the purpose for which given. The Agent may enter into amendments or modifications of, and grant consents and waivers to departure from the provisions of, those Loan Documents to which the Banks are not signatories without the Banks joining therein. Notwithstanding the forgoing, no such amendment, modification, waiver or consent shall:

               (a) Reduce the rate or extend the time of payment of interest on any Note, or reduce the amount or extend the time of payment of the principal of any Note without the consent of the holder of each Note so affected; or

               (b) Subject to Section 2.7(c), increase the amount or extend the time of any Commitment of any Bank, without the consent of all Banks; or

               (c) Reduce the rate or extend the time of payment of any fee payable to a Bank, without the consent of the Bank affected; or

               (d) Except as may otherwise be expressly provided in any of the other Loan Documents as existing on the Closing Date or as thereafter amended with the consent of the Majority Banks, release all or substantially all of the collateral securing, or all or substantially all of the guaranties for, all or any part of the Obligations without the consent of all the Banks; or

               (e) Amend any of the foregoing Sections 9.1 (a) through (d) or this Section 9.1 (e) or change the definition of Majority Banks without the consent of all the Banks; or

               (f) Amend any provision of this Agreement relating to the Agent in its capacity as Agent without the consent of the Agent; or

               (g) Amend any provision of this Agreement relating to the issuance of Letters of Credit without the consent of the Agent.

          Section 9.2  Expenses.  Whether or not the transactions contemplated
                       --------
hereby are consummated, the Borrower agrees to reimburse the Agent upon demand for all reasonable out-of-pocket expenses paid or incurred by the Agent (including filing and recording costs and reasonable fees and expenses of Dorsey & Whitney LLP, counsel to the Agent) in connection with the negotiation, preparation, approval, review, execution and delivery of this Agreement and the other Loan Documents and any commitment letters relating thereto. Subject to the limitations contained in Section 5.5, the Borrower shall also reimburse the Agent and each Bank upon demand for all reasonable out-of-pocket expenses (including reasonable expenses of legal counsel) paid or incurred by the Agent or any Bank in connection with the administration, amendment, modification, interpretation, collection and enforcement of this Agreement and any other Loan Document. The obligations of the Borrower under this Section shall survive any termination of this Agreement.

          Section 9.3  Waivers, etc.  No failure on the part of the Agent and
                       ------------
the Banks or the holder of a Note to exercise and no delay in exercising any power or right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude any other or further exercise thereof or the exercise of any other power or right. The remedies herein and in the other Loan Documents provided are cumulative and not exclusive of any remedies provided by law.

          Section 9.4  Notices.  Except when telephonic notice is expressly
                       -------
authorized by this Agreement, any notice or other communication to any party in connection with this Agreement shall be in writing and shall be sent by manual delivery, telegram, telex, facsimile transmission, overnight courier or United States mail (postage prepaid) addressed to such party at the address specified on the signature page hereof, or at such other address as such party shall have specified to the other parties hereto in writing. All periods of notice shall be measured from the date of delivery thereof if manually delivered, from the date of sending thereof if sent by telegram, telex or facsimile transmission, from the first Business Day after the date of sending if sent by overnight courier, or from four days after the date of mailing if mailed; provided, however, that any notice to the Agent or any Bank under Article II shall be deemed to have been given only when received by the Agent or such Bank.

          Section 9.5  Taxes.  The Borrower agrees to pay, and save the Agent
                       -----
and the
Banks harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Agreement or the issuance of the Notes, which obligation of the Borrower shall survive the termination of this Agreement.

          Section 9.6  Successors and Assigns; Disposition of Loans;
                       ---------------------------------------------
Transferees.  This Agreement shall be binding upon and inure to the benefit of
-----------
the parties hereto and their respective successors and assigns, except that the Borrower may not assign its rights or delegate its obligations hereunder or under any other Loan Document without the prior written consent of all Banks. Each Bank may at any time sell, assign, transfer, grant participations in, or otherwise dispose of any portion of the Commitments and/or Advances (each such interest so disposed of being herein called a "Transferred Interest") to banks or other financial institutions ("Transferees"); provided, however, that a Bank may dispose of or grant a participation in a Transferred Interest only with the consent of the Borrower (so long as no Default or Event of

Default has occurred and is continuing, and which consent shall not be unreasonably withheld) and Agent (which consent shall not be unreasonably withheld) and only upon payment to the Agent by the parties to such disposition of a processing and recording fee in the amount of $3,500 for each party; provided further that each Transferred Interest shall be in a minimum amount of $3,000,000. The Borrower agrees that each Transferee shall be entitled to the benefits of Sections 2.22, 2.23, 2.24, 2.25 and 9.2 with respect to its Transferred Interest and that each Transferee may exercise any and all rights of banker's Lien, setoff and counterclaim as if such Transferee were a direct lender to the Borrower. If any Bank makes any assignment to a Transferee, then upon notice to the Borrower such Transferee, to the extent of such assignment (unless otherwise provided therein), shall become a "Bank" hereunder and shall have all the rights and obligations of such Bank hereunder and such Bank shall be released from its duties and obligations under this Agreement accruing from and after such assignment, to the extent of such assignment. Notwithstanding the sale by any Bank of any participation hereunder, (a) no participant shall be deemed to be or have the rights and obligations of a Bank hereunder except that any participant shall have a right of setoff under Section 7.3 as if it were such Bank and the amount of its participation were owing directly to such participant by the Borrower and (b) such Bank shall not in connection with selling any such participation condition such Bank's rights in connection with consenting to amendments or granting waivers concerning any matter under any Loan Document upon obtaining the consent of such participant other than on matters relating to (i) any reduction in the amount of any principal of, or the amount of or rate of interest on, any Note or Advance in which such participation is sold, (ii) any postponement of the date fixed for any payment of principal of or interest on any Note or Advance in which such participation is sold, (iii) the release or subordination of all or substantially all of the collateral other than pursuant to the terms of any Security Document or (iv) the release of all or substantially all of the Guarantors other than pursuant to the terms of any Security Document.

          Section 9.7  Confidentiality of Information.  The Agent, the Arranger
                       ------------------------------
and each Bank shall use reasonable efforts to assure that information about the Borrower and its operations, affairs and financial condition, not generally disclosed to the public or to trade and other creditors, which is furnished to the Agent, the Arranger or such Bank pursuant to the provisions hereof or of the other Loan Documents is used only for the purposes of this Agreement and any other relationship between the Agent, the Arranger or such Bank and the Borrower and shall not be divulged to any Person other than the Banks, their Affiliates and their respective officers, directors, employees and agents (who have been informed of the provisions of this Section 9.7 explicitly or implicitly under the policies and practices of the Agent, the Arranger, or such Bank), except:
(a) to their attorneys and accountants (who have been informed of the provisions of this Section 9.7 explicitly or implicitly under the policies and practices of the Agent, the Arranger or such Bank), (b) in connection with the enforcement of the rights of the Agent and the Banks hereunder and under the Notes, the Guaranties and the Security Documents or otherwise in connection with related litigation, (c) in connection with assignments and participations and the solicitation of prospective assignees and participants referred to in the immediately preceding Section (provided that any such assignee or participant or prospective assignee or participant has agreed to be bound by the provisions of this Section 9.7), and (d) as may otherwise be required or requested by any regulatory authority having jurisdiction over the Agent, the Arranger or such Bank or by any applicable law, rule, regulation or judicial process, the opinion of the Agent's, the Arranger's or such Bank's counsel concerning the making of such disclosure to be binding on the parties hereto. No Bank nor the Arranger or Agent shall incur any liability to the Borrower by reason of any disclosure permitted by this Section 9.7.

          Section 9.8  Governing Law and Construction.  THE VALIDITY,
                       ------------------------------
CONSTRUCTION AND ENFORCEABILITY OF THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF, BUT GIVING EFFECT TO FEDERAL LAWS OF THE UNITED STATES APPLICABLE TO NATIONAL BANKS. Whenever possible, each provision of this Agreement and the other Loan Documents and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective and valid under such applicable law, but, if any provision of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited or invalid under such applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, the other Loan Documents or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto.

          Section 9.9  Consent to Jurisdiction.  AT THE OPTION OF THE AGENT,
                       -----------------------
THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY BE ENFORCED IN ANY FEDERAL COURT OR ILLINOIS STATE COURT SITTING IN COOK COUNTY, ILLINOIS; AND THE BORROWER CONSENTS TO THE JURISDICTION AND VENUE OF ANY SUCH COURT AND WAIVES ANY ARGUMENT THAT VENUE IN SUCH FORUMS IS NOT CONVENIENT. IN THE EVENT THE BORROWER COMMENCES ANY ACTION IN ANOTHER JURISDICTION OR VENUE UNDER ANY TORT OR CONTRACT THEORY ARISING DIRECTLY OR INDIRECTLY FROM THE RELATIONSHIP CREATED BY THIS AGREEMENT, THE AGENT AT ITS OPTION SHALL BE ENTITLED TO HAVE THE CASE TRANSFERRED TO ONE OF THE JURISDICTIONS AND VENUES ABOVEDESCRIBED, OR IF SUCH TRANSFER CANNOT BE ACCOMPLISHED UNDER APPLICABLE LAW, TO HAVE SUCH CASE DISMISSED WITHOUT PREJUDICE.

          Section 9.10 Waiver of Jury Trial.  EACH OF THE BORROWER, THE AGENT,
                       --------------------
THE ARRANGER, AND THE BANKS IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 9.11 Survival of Agreement.  All representations, warranties,
                       ---------------------
covenants and agreement made by the Borrower herein or in the other Loan Documents and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be deemed to have been relied upon by the Banks and shall survive the making of the Loans by the Banks and the execution and delivery to the Banks by the Borrower of the Notes, regardless of any investigation made by or on behalf of the Banks, and shall continue in full force and effect as long as any Obligation is outstanding and unpaid and so long as the Commitments have not been terminated; provided, however, that the obligations of the Borrower under Sections 9.2, 9.5 and 9.12 shall survive payment in full of the Obligations and the termination of the Commitments.

          Section 9.12  Indemnification.  The Borrower hereby agrees to defend,
                        ---------------
protect, indemnify and hold harmless the Agent, the Arranger and the Banks and their respective Affiliates and the directors, officers, employees, attorneys and agents of the Agent, the Arranger and the Banks and their respective Affiliates (each of the foregoing being an "Indemnitee" and all of the foregoing being collectively the "Indemnitees") from and against any and all claims, actions, damages, liabilities, judgments, costs and expenses (including all reasonable fees and disbursements of counsel which may be incurred in the investigation or defense of any matter) imposed upon, incurred by or asserted against any Indemnitee, whether direct, indirect or consequential and whether based on any federal, state, local or foreign laws or regulations (including securities laws, environmental laws, commercial laws and regulations), under common law or on equitable cause, or on contract or otherwise:

               (a) by reason of, relating to or in connection with the execution, delivery, performance or enforcement of any Loan Document, any commitments relating thereto, or any transaction contemplated by any Loan Document; or

               (b) by reason of, relating to or in connection with any credit extended or used under the Loan Documents or any act done or omitted by any Person, or the exercise of any rights or remedies, thereunder, including the acquisition of any collateral by the Agent or the Banks by way of foreclosure of the Lien thereon, deed or bill of sale in lieu of such foreclosure or otherwise;

provided, however, that the Borrower shall not be liable to any Indemnitee for any portion of such claims, actions, damages, liabilities, judgments, costs and expenses resulting from any Indemnitee's gross negligence or willful misconduct. In the event this indemnity is unenforceable as a matter of law as to a particular matter or consequence referred to herein, it shall be enforceable to the full extent permitted by law and the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the indemnified claims, damages, liabilities and expenses which is permissible under applicable law.

          This indemnification applies, without limitation, to any act, omission, event or circumstance existing or occurring on or prior to the later of the Termination Date or the date of payment in full of the Obligations, including specifically Obligations arising under clause (b) of this Section.
The indemnification provisions set forth above shall be in addition to any liability the Borrower may otherwise have. Without prejudice to the survival of any other obligation of the Borrower hereunder the indemnities and obligations of the Borrower contained in this Section shall survive the payment in full of the other Obligations.

          Section 9.13  Captions.  The captions or headings herein and any table
                        --------
of contents hereto are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

          Section 9.14  Entire Agreement.  This Agreement and the other Loan
                        ----------------
Documents embody the entire agreement and understanding between the Borrower, the Agent, the Arranger and the Banks with respect to the subject matter hereof and thereof. This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof. Nothing contained in this Agreement or in any other Loan Document, expressed or implied, is intended to confer upon any Persons other than the parties hereto any rights, remedies, obligations or liabilities hereunder or thereunder.

          Section 9.15  Counterparts.  This Agreement may be executed in any
                        ------------
number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

          Section 9.16  Borrower Acknowledgments.  The Borrower hereby
                        ------------------------
acknowledges that (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents, (b) neither the Agent nor any Bank has any fiduciary relationship to the Borrower, the relationship being solely that of debtor and creditor, (c) no joint venture exists between the Borrower and the Agent or any Bank, and (d) neither the Agent nor any Bank undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the business or operations of the Borrower and the Borrower shall rely entirely upon its own judgment with respect to its business, and any review, inspection or supervision of, or information supplied to, the Borrower by the Agent or any Bank is for the protection of the Banks and neither the Borrower nor any third party is entitled to rely thereon.


            [The remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              BUCA, INC.

                              By    /s/ Greg A. Gadel
                                    ---------------------------
                              Title        CFO
                                    ---------------------------
                              Address:
                              Attention:  Greg A.  Gadel
                              1300 Nicollet Avenue
                              Suite 5003
                              Minneapolis, MN 55403
                              Telephone No.:  (612) 288-2382
                              Telecopier No.: (612) 827-6446

                              BANK OF AMERICA, N.A.,
                              as the Agent

                              By    /s/ David A. Johanson
                                    ---------------------------
                              Title      Vice President
                                    ---------------------------

                              Address:
                              Attention:  David Johanson
                              IL1-231-06-13
                              231 South LaSalle Street
                              Chicago, IL 60697
                              Telephone No.:  (312) 828-2731
                              Telecopier No.: (312) 828-1974


                              BANK OF AMERICA, N.A.,
                              as a Bank

                              By    /s/ Craig W. McGuire
                                    ---------------------------
                              Title     Vice President
                                    ---------------------------

                              Address:
                              Attention:  William S.  Richards, Jr.
                              ILl-231-06-13
                              231 South LaSalle Street
                              Chicago, IL 60697
                              Telephone No.:  (312) 828-2731
                              Telecopier No.: (312) 828-1974

                              FLEET NATIONAL BANK,
                              as a Bank

                              By    /s/ Robert MacElhiney
                                    ---------------------------
                              Title         Director
                                    ---------------------------

                              Address:
                              Attention:  Robert MacElhiney
                              MADE 10008H
                              100 Federal Street
                              Boston, MA 02110
                              Telephone No.:  (617) 434-7068
                              Telecopier No.: (617) 434-0637

                              BRANCH BANKING AND TRUST COMPANY,
                              as a Bank

                              By         /s/ Cory Boyte
                                    ---------------------------
                              Title  Executive Vice President
                                    ---------------------------

                              Address:
                              Attention:  Cory Boyte
                              110 South Stratford Road
                              Suite 301
                              Winston-Salem, NC 27104
                              Telephone No.:  (336) 733-3259
                              Telecopier No.:  (336) 733-3254